Exhibit 99.2

Fourth Quarter and Full Year 2022 Supplemental Data

DECEMBER 31, 2022

PARK
HOTELS & RESORTS

Royal Palm South Beach Miami, a Tribute Portfolio Resort

Parc 55 San Francisco, a Hilton Hotel

Hilton Hawaiian Village Waikiki Beach Resort

PARK HOTELS & RESORTS First Quarter 2021 Supplemental Data MARCH Royal Palm South Beach Miami, a Tribute Portfolio Resort Parc 55 San Francisco, a Hilton Hotel Hilton Hawaiian Village Waikiki Beach Resort

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About Park and Safe Harbor Disclosure

About Park Hotels & Resorts Inc.

Park (NYSE: PK) is the second largest publicly-traded lodging real estate company with a diverse portfolio of market-leading hotels and resorts with significant underlying real estate value. Park’s portfolio consists of 46 premium-branded hotels and resorts with over 29,000 rooms primarily located in prime city center and resort locations. Visit www.pkhotelsandresorts.com for more information.

Forward-Looking Statements

This supplement contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements include, but are not limited to, statements related to Park’s current expectations regarding the performance of its business, financial results, liquidity and capital resources, including anticipated repayment of certain of the Company’s indebtedness, the completion of capital allocation priorities, the expected repurchase of the Company’s stock, the impact to the Company's business and financial condition and that of its hotel management companies, the impact from macroeconomic factors (including inflation, increases in interest rates, potential economic slowdown or a recession and geopolitical conflicts), the effects of competition and the effects of future legislation or regulations, the expected completion of anticipated dispositions, the declaration and payment of future dividends and other non-historical statements. Forward-looking statements include all statements that are not historical facts, and in some cases, can be identified by the use of forward-looking terminology such as the words “outlook,” “believes,” “expects,” “potential,” “continues,” “may,” “will,” “should,” “could,” “seeks,” “projects,” “predicts,” “intends,” “plans,” “estimates,” “anticipates,” “hopes” or the negative version of these words or other comparable words. You should not rely on forward-looking statements since they involve known and unknown risks, uncertainties and other factors which are, in some cases, beyond the Company’s control and which could materially affect its results of operations, financial condition, cash flows, performance or future achievements or events.

Forward-looking statements are based on current expectations of management and therefore involve estimates and assumptions that are subject to risks, uncertainties and other factors that could cause actual results to differ materially from those expressed in these forward-looking statements. You should not put undue reliance on any forward-looking statements and Park urges investors to carefully review the disclosures Park makes concerning risk and uncertainties in Item 1A: “Risk Factors” in Park’s Annual Report on Form 10-K for the year ended December 31, 2021, as such factors may be updated from time to time in Park’s filings with the SEC, which are accessible on the SEC’s website at www.sec.gov. Except as required by law, Park undertakes no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise.

Supplemental Financial Information

Park refers to certain non-generally accepted accounting principles (“GAAP”) financial measures in this presentation, including Funds from (used in) Operations (“FFO”) calculated in accordance with the guidelines of the National Association of Real Estate Investment Trusts (“Nareit”), Adjusted FFO, FFO per share, Adjusted FFO per share, Earnings (loss) before interest expense, taxes and depreciation and amortization (“EBITDA”), Adjusted EBITDA, Hotel Adjusted EBITDA, Hotel Adjusted EBITDA margin, Net debt and Net debt to Adjusted EBITDA ratio. These non-GAAP financial measures should be considered along with, but not as alternatives to, net income (loss) as a measure of its operating performance. Please see the schedules included in this presentation including the “Definitions” section for additional information and reconciliations of such non-GAAP financial measures.

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Table of Contents

1. Financial Statements	4
2. Supplementary Financial Information	7
3. Outlook	13
4. Portfolio and Operating Metrics	17
5. Properties Acquired and Sold	36
6. In-Place Supplementary Financial Information	40
7. Liquidity and Capital Structure	46
8. Definitions	49

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Financial Statements

Casa Marina, a Waldorf Astoria Resort Hilton Chicago Hyatt Regency Mission Bay Spa and Marina

4 |

Financial Statements

Consolidated Balance Sheets

(in millions, except share and per share data)

	December 31,
	2022	2021
ASSETS
Property and equipment, net	$8,301	$8,511
Investments in affiliates	1	15
Intangibles, net	43	44
Cash and cash equivalents	906	688
Restricted cash	33	75
Accounts receivable, net of allowance for doubtful accounts of $2 and $2	129	96
Prepaid expenses	58	35
Other assets	46	69
Operating lease right-of-use assets	214	210
TOTAL ASSETS (variable interest entities – $237 and $237)	$9,731	$9,743
LIABILITIES AND EQUITY
Liabilities
Debt	$4,617	$4,672
Accounts payable and accrued expenses	220	156
Due to hotel managers	141	111
Other liabilities	228	174
Operating lease liabilities	234	227
Total liabilities (variable interest entities – $219 and $219)	5,440	5,340
Stockholders' Equity
Common stock, par value $0.01 per share, 6,000,000,000 shares authorized, 224,573,858 shares issued and 224,061,745 shares outstanding as of December 31, 2022 and 236,888,804 shares issued and 236,483,990 shares outstanding as of December 31, 2021	2	2
Additional paid-in capital	4,321	4,533
Retained earnings (accumulated deficit)	16	(83)
Total stockholders' equity	4,339	4,452
Noncontrolling interests	(48)	(49)
Total equity	4,291	4,403
TOTAL LIABILITIES AND EQUITY	$9,731	$9,743

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Financial Statements (continued)

Consolidated Statements of Operations

(unaudited, in millions, except per share data)

	Three Months Ended December 31,			Year Ended December 31,
	2022	2021	2019	2022	2021	2019
Revenues
Rooms	$406	$283	$497	$1,559	$870	$1,764
Food and beverage	175	99	209	606	251	743
Ancillary hotel	63	53	86	261	190	260
Other	21	16	18	75	51	77
Total revenues	665	451	810	2,501	1,362	2,844

Operating expenses
Rooms	110	84	133	408	254	467
Food and beverage	128	82	147	449	208	518
Other departmental and support	160	125	185	613	423	638
Other property-level	50	40	67	223	191	219
Management fees	31	19	38	115	59	139
Casualty and impairment loss, net	2	2	(26)	6	9	(18)
Depreciation and amortization	65	68	80	269	281	264
Corporate general and administrative	15	14	15	63	62	62
Acquisition costs	—	—	5	—	—	70
Other	20	15	17	72	49	78
Total expenses	581	449	661	2,218	1,536	2,437

(Loss) gain on sales of assets, net	—	—	(1)	13	(5)	19

Operating income (loss)	84	2	148	296	(179)	426

Interest income	8	1	1	13	1	6
Interest expense	(62)	(63)	(42)	(247)	(258)	(140)
Equity in earnings (losses) from investments in affiliates	9	(1)	(4)	15	(7)	14
Other (loss) gain, net	(2)	—	46	96	(7)	45

Income (loss) before income taxes	37	(61)	149	173	(450)	351
Income tax expense	(2)	(4)	(23)	—	(2)	(35)
Net income (loss)	35	(65)	126	173	(452)	316
Net income attributable to noncontrolling interests	(1)	(2)	(3)	(11)	(7)	(10)
Net income (loss) attributable to stockholders	$34	$(67)	$123	$162	$(459)	$306

Earnings (loss) per share:
Earnings (loss) per share – Basic	$0.15	$(0.28)	$0.51	$0.71	$(1.95)	$1.44
Earnings (loss) per share – Diluted	$0.15	$(0.28)	$0.51	$0.71	$(1.95)	$1.44

Weighted average shares outstanding – Basic	224	236	239	228	236	212
Weighted average shares outstanding – Diluted	224	236	240	228	236	213

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Supplementary Financial Information

Juniper Hotel Cupertino, Curio Collection Hotel Adagio, Autograph Collection The Reach Key West, Curio Collection

7 |

Supplementary Financial Information

EBITDA and Adjusted EBITDA

(unaudited, in millions)	Three Months Ended December 31,			Year Ended December 31,
	2022	2021	2019	2022	2021	2019
Operating income (loss)	$84	$2	$148	$296	$(179)	$426
Interest income	8	1	1	13	1	6
Interest expense	(62)	(63)	(42)	(247)	(258)	(140)
Equity in earnings (losses) from investments in affiliates	9	(1)	(4)	15	(7)	14
Other (loss) gain, net	(2)	—	46	96	(7)	45
Income tax expense	(2)	(4)	(23)	—	(2)	(35)
Net income (loss)	35	(65)	126	173	(452)	316
Depreciation and amortization expense	65	68	80	269	281	264
Interest income	(8)	(1)	(1)	(13)	(1)	(6)
Interest expense	62	63	42	247	258	140
Income tax expense	2	4	23	—	2	35
Interest expense, income tax and depreciation and amortization included in equity in earnings from investments in affiliates	2	3	4	9	11	23
EBITDA	158	72	274	685	99	772
(Gain) loss on sales of assets, net(1)	(9)	—	1	(22)	5	(19)
Gain on sale of investments in affiliates(2)	—	—	(44)	(92)	—	(44)
Acquisition costs	—	—	5	—	—	70
Severance expense	—	—	—	—	—	2
Share-based compensation expense	4	4	4	17	19	16
Casualty and impairment loss, net	2	2	(26)	6	9	(18)
Other items(3)	4	3	9	12	10	7
Adjusted EBITDA	$159	$81	$223	$606	$142	$786

(1) For the three months and year ended December 31, 2022, includes a gain of $9 million on the sale of the DoubleTree Hotel Las Vegas Airport included in equity in earnings (losses) from investments in affiliates in the consolidated statements of operations.
(2) Included in other (loss) gain, net in the consolidated statements of operations.
(3) For the year ended December 31, 2019, includes a $7 million reserve related to ongoing claims in connection with Park’s obligation to indemnify Hilton under agreements entered into with Hilton at the time of Park’s spin-off from Hilton.

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Supplementary Financial Information (continued)

Comparable Hotel Adjusted EBITDA and Comparable Hotel Adjusted EBITDA Margin

(unaudited, dollars in millions)
	Three Months Ended December 31,			Year Ended December 31,
	2022	2021	2019	2022	2021	2019
Adjusted EBITDA(1)	$159	$81	$223	$606	$142	$786
Less: Adjusted EBITDA from investments in affiliates	(5)	(3)	(6)	(25)	(7)	(37)
Add: All other(2)	12	9	12	49	42	53
Hotel Adjusted EBITDA	166	87	229	630	177	802
Add: Adjusted EBITDA from hotels acquired	—	—	—	—	—	129
Less: Adjusted EBITDA from hotels disposed of	—	(2)	(15)	(4)	(2)	(87)
Comparable Hotel Adjusted EBITDA	$166	$85	$214	$626	$175	$844

	Three Months Ended December 31,			Year Ended December 31,
	2022	2021	2019	2022	2021	2019
Total Revenues	$665	$451	$810	$2,501	$1,362	$2,844
Less: Other revenue	(21)	(16)	(18)	(75)	(51)	(77)
Add: Revenues from hotels acquired	—	—	—	—	—	406
Less: Revenues from hotels disposed of	—	(8)	(60)	(17)	(41)	(288)
Comparable Hotel Revenues	$644	$427	$732	$2,409	$1,270	$2,885

	Three Months Ended December 31,			2022 vs 2021		2022 vs 2019
	2022	2021	2019	Change(3)		Change(3)
Total Revenues	$665	$451	$810	47.2%		(18.0)%
Operating income	$84	$2	$148	3,238.1%		(43.1)%
Operating income margin(3)	12.6%	0.6%	18.2%	1,200	bps	(560	) bps

Comparable Hotel Revenues	$644	$427	$732	50.5%		(12.1)%
Comparable Hotel Adjusted EBITDA	$166	$85	$214	98.4%		(22.2)%
Comparable Hotel Adjusted EBITDA margin(3)	25.8%	19.6%	29.2%	620	bps	(340	) bps

	Year Ended December 31,			2022 vs 2021		2022 vs 2019
	2022	2021	2019	Change(3)		Change(3)
Total Revenues	$2,501	$1,362	$2,844	83.5%		(12.1)%
Operating income (loss)	$296	$(179)	$426	265.6%		(30.6)%
Operating income (loss) margin(3)	11.8%	(13.1)%	15.0%	2,490	bps	(320	) bps

Comparable Hotel Revenues	$2,409	$1,270	$2,885	89.7%		(16.5)%
Comparable Hotel Adjusted EBITDA	$626	$175	$844	258.8%		(25.8)%
Comparable Hotel Adjusted EBITDA margin(3)	26.0%	13.7%	29.3%	1,230	bps	(330	) bps

(1) Includes EBITDA of $42 million for both the three months and year ended December 31, 2019, for the period of ownership of the 18 hotels acquired in connection with the Company’s merger with Chesapeake Lodging

Trust on September 18, 2019.

(2) Includes other revenues and other expenses, non-income taxes on TRS leases included in other property-level expenses and corporate general and administrative expenses in the consolidated statements of operations.

(3) Percentages are calculated based on unrounded numbers.

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Supplementary Financial Information (continued)

Nareit FFO and Adjusted FFO

(unaudited, in millions, except per share data)

	Three Months Ended December 31,			Year Ended December 31,
	2022	2021	2019	2022	2021	2019
Net income (loss) attributable to stockholders	$34	$(67)	$123	$162	$(459)	$306
Depreciation and amortization expense	65	68	80	269	281	264
Depreciation and amortization expense attributable to noncontrolling interests	(1)	(1)	(1)	(4)	(4)	(4)
Loss (gain) on sales of assets, net	—	—	1	(13)	5	(19)
Gain on sale of investments in affiliates(1)	—	—	(44)	(92)	—	(44)
Impairment loss	—	—	—	—	5	—
Equity investment adjustments:
Equity in (earnings) losses from investments in affiliates	(9)	1	4	(15)	7	(14)
Pro rata FFO of investments in affiliates	1	1	4	12	2	31
Nareit FFO attributable to stockholders	90	2	167	319	(163)	520
Casualty loss (gain), net	2	2	(26)	6	4	(18)
Severance expense	—	—	—	—	—	2
Acquisition costs	—	—	5	—	—	70
Share-based compensation expense	4	4	4	17	19	16
Other items(2)	5	2	23	10	4	23
Adjusted FFO attributable to stockholders	$101	$10	$173	$352	$(136)	$613
Nareit FFO per share – Diluted(3)	$0.40	$0.01	$0.70	$1.40	$(0.69)	$2.44
Adjusted FFO per share – Diluted(3)	$0.45	$0.05	$0.72	$1.54	$(0.57)	$2.88
Weighted average shares outstanding – Diluted(4)	224	236	240	228	236	213

(1) Included in other (loss) gain, net in the consolidated statements of operations.
(2) For the year ended December 31, 2019, includes $15 million of tax expense on hotels sold during the period.
(3) Per share amounts are calculated based on unrounded numbers.
(4) Derived from Park’s earnings per share calculations for each period presented; for shares outstanding as of December 31, 2022, see page 5.

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Supplementary Financial Information (continued)

General and Administrative Expenses

(unaudited, in millions)	Three Months Ended		Year Ended
	December 31,		December 31,
	2022	2021	2022	2021
Corporate general and administrative expenses	$15	$14	$63	$62
Less:
Share-based compensation expense	4	4	17	19
Other items	—	—	3	3
G&A, excluding expenses not included in Adjusted EBITDA	$11	$10	$43	$40

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Supplementary Financial Information (continued)

Net Debt and Net Debt to In-Place Adjusted EBITDA Ratio

(unaudited, in millions)
	December 31, 2022	December 31, 2021	December 31, 2020
Debt	$4,617	$4,672	$5,121
Add: unamortized deferred financing costs and discount	30	38	38
Less: unamortized premium	(3)	(4)	(3)
Debt, excluding unamortized deferred financing cost, premiums and discounts	4,644	4,706	5,156
Add: Park's share of unconsolidated affiliates debt, excluding unamortized deferred financing costs	169	225	225
Less: cash and cash equivalents	(906)	(688)	(951)
Less: restricted cash	(33)	(75)	(30)
Net debt	$3,874	$4,168	$4,400
2019 In-Place Adjusted EBITDA(1)	$801	$801	$801
Net debt to In-Place Adjusted EBITDA ratio	4.84x	5.20x	5.49x

(1) See page 44 for In-Place Adjusted EBITDA for the year ended December 31, 2019.

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Outlook

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Outlook

Q1 2023 and Full-Year 2023 Outlook and Assumptions

(unaudited, dollars in millions, except per share amounts and RevPAR)
	Q1 2023 Outlook				Full-Year 2023 Outlook
	as of February 22, 2023				as of February 22, 2023
Metric	Low		High		Low		High

RevPAR	$156		$162		$167		$179
RevPAR change vs. 2022	34%		40%		7%		14%

Net income	$12		$28		$92		$180
Net income attributable to stockholders	$11		$27		$78		$166
Earnings per share – Diluted(1)	$0.05		$0.12		$0.35		$0.75
Operating income	$63		$79		$316		$396
Operating income margin	10.6%		12.2%		12.7%		14.5%

Adjusted EBITDA	$124		$140		$610		$690
Hotel Adjusted EBITDA margin	22.8%		23.4%		26.7%		27.3%
Hotel Adjusted EBITDA margin change vs. 2022	400	bps	460	bps	80	bps	140	bps
Adjusted FFO per share – Diluted(1)	$0.30		$0.37		$1.60		$1.99

(1)
Per share amounts are calculated based on unrounded numbers.

Park’s outlook is based in part on the following assumptions:

•
Fully diluted weighted average shares are expected to be 222 million for both Q1 2023 and full-year 2023;
•
The repayment of the $75 million mortgage loan secured by the W Chicago – City Center in May 2023;
•
An increase in interest expense during the second half of 2023 upon extending the maturity date of the $725 million mortgage loan secured by the Hilton San Francisco Union Square and Parc 55 Hotel San Francisco;
•
The mortgage loan secured by the Hilton Denver City Center is not called by the lender during 2023;
•
The removal of $4 million and $12 million, respectively, of Hotel Adjusted EBITDA for Q1 and full-year related to the sale of the Hilton Miami Airport;
•
Includes $14 million of Hotel Adjusted EBITDA disruption from a full-scale renovation at the Casa Marina Key West, Curio Collection, which is expected to be completed in the fourth quarter of 2023; and
•
Current portfolio as of February 22, 2023 and does not take into account potential future acquisitions and dispositions, which could result in a material change to Park’s outlook.

Park's first quarter and full-year 2023 outlook are based on a number of factors, many of which are outside the Company's control, including uncertainty surrounding macro-economic factors, including inflation, increases in interest rates, supply chain disruptions and the possibility of an economic recession or slowdown, as well as the assumptions set forth above, all of which are subject to change.

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Outlook (continued)

EBITDA, Adjusted EBITDA, Hotel Adjusted EBITDA and Hotel Adjusted EBITDA Margin

	Three Months Ending		Year Ending
(unaudited, in millions)	March 31, 2023		December 31, 2023
	Low Case	High Case	Low Case	High Case
Operating income	$63	$79	$316	$396
Interest income	6	6	16	16
Interest expense	(60)	(60)	(247)	(236)
Equity in earnings from investments in affiliates	4	4	9	9
Income tax expense	(1)	(1)	(2)	(5)
Net income	12	28	92	180
Depreciation and amortization expense	64	64	261	261
Interest income	(6)	(6)	(16)	(16)
Interest expense	60	60	247	236
Income tax expense	1	1	2	5
Interest expense, income tax and depreciation and amortization included in equity in earnings from investments in affiliates	2	2	9	9
EBITDA	133	149	595	675
Gain on sale of assets, net	(15)	(15)	(15)	(15)
Share-based compensation expense	4	4	17	17
Other items	2	2	13	13
Adjusted EBITDA	124	140	610	690
Less: Adjusted EBITDA from investments in affiliates	(6)	(6)	(22)	(22)
Add: All other	12	12	54	54
Hotel Adjusted EBITDA	$130	$146	$642	$722

	Three Months Ending		Year Ending
	March 31, 2023		December 31, 2023
	Low Case	High Case	Low Case	High Case
Total Revenues	$594	$649	$2,490	$2,730
Less: Other revenue	(24)	(24)	(87)	(87)
Hotel Revenues	$570	$625	$2,403	$2,643

	Three Months Ending		Year Ending
	March 31, 2023		December 31, 2023
	Low Case	High Case	Low Case	High Case
Total Revenues	$594	$649	$2,490	$2,730
Operating income	$63	$79	$316	$396
Operating income margin(1)	10.6%	12.2%	12.7%	14.5%

Hotel Revenues	$570	$625	$2,403	$2,643
Hotel Adjusted EBITDA	$130	$146	$642	$722
Hotel Adjusted EBITDA margin(1)	22.8%	23.4%	26.7%	27.3%

(1) Percentages are calculated based on unrounded numbers.

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Outlook (continued)

Nareit FFO and Adjusted FFO

	Three Months Ending		Year Ending
(unaudited, in millions except per share data)	March 31, 2023		December 31, 2023
	Low Case	High Case	Low Case	High Case
Net income attributable to stockholders	$11	$27	$78	$166
Depreciation and amortization expense	64	64	261	261
Depreciation and amortization expense attributable to noncontrolling interests	(1)	(1)	(4)	(4)
Gain on sale of assets, net	(15)	(15)	(15)	(15)
Equity investment adjustments:
Equity in earnings from investments in affiliates	(4)	(4)	(9)	(9)
Pro rata FFO of equity investments	5	5	13	13
Nareit FFO attributable to stockholders	60	76	324	412
Share-based compensation expense	4	4	17	17
Other items	2	2	13	13
Adjusted FFO attributable to stockholders	$66	$82	$354	$442
Adjusted FFO per share – Diluted(1)	$0.30	$0.37	$1.60	$1.99
Weighted average diluted shares outstanding	222	222	222	222

(1) Per share amounts are calculated based on unrounded numbers.

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Portfolio and Operating Metrics

Hilton Santa Barbara Beachfront Resort Hilton New Orleans Riverside Waldorf Astoria Orlando

17 |

Portfolio and Operating Metrics

Hotel Portfolio as of February 22, 2023

Hotel Name	Total Rooms	Market	Meeting Space (square feet)	Ownership	Equity Ownership	Debt (in millions)
Consolidated Portfolio

Hilton Hawaiian Village Waikiki Beach Resort	2,860	Hawaii	150,000	Fee Simple	100%	$1,275
Hilton San Francisco Union Square	1,921	San Francisco	135,000	Fee Simple	100%	$725	(1)
New York Hilton Midtown	1,878	New York	151,000	Fee Simple	100%	—
Hilton New Orleans Riverside	1,622	New Orleans	158,000	Fee Simple	100%	—
Hilton Chicago	1,544	Chicago	234,000	Fee Simple	100%	—
Parc 55 San Francisco – a Hilton Hotel	1,024	San Francisco	32,000	Fee Simple	100%	—	(1)
Signia by Hilton Orlando Bonnet Creek	1,009	Orlando	157,000	Fee Simple	100%	—
DoubleTree Hotel Seattle Airport	850	Seattle	41,000	Leasehold	100%	—
Hilton Orlando Lake Buena Vista	814	Orlando	86,000	Leasehold	100%	—
Caribe Hilton	652	Other U.S.	65,000	Fee Simple	100%	—
Hilton Waikoloa Village	647	Hawaii	241,000	Fee Simple	100%	—
DoubleTree Hotel Washington DC – Crystal City	627	Washington, D.C.	36,000	Fee Simple	100%	—
Hilton Denver City Center	613	Denver	50,000	Fee Simple	100%	$56
Hilton Boston Logan Airport	604	Boston	30,000	Leasehold	100%	—
W Chicago – Lakeshore	520	Chicago	20,000	Fee Simple	100%	—
DoubleTree Hotel San Jose	505	Other U.S.	48,000	Fee Simple	100%	—
Hyatt Regency Boston	502	Boston	30,000	Fee Simple	100%	$132
Waldorf Astoria Orlando	502	Orlando	47,000	Fee Simple	100%	—
Hilton Salt Lake City Center	499	Other U.S.	24,000	Leasehold	100%	—
DoubleTree Hotel Ontario Airport	482	Southern California	27,000	Fee Simple	67%	$30
Hilton McLean Tysons Corner	458	Washington, D.C.	28,000	Fee Simple	100%	—
Hyatt Regency Mission Bay Spa and Marina	438	Southern California	24,000	Leasehold	100%	—
Boston Marriott Newton	430	Boston	34,000	Fee Simple	100%	—
W Chicago – City Center	403	Chicago	13,000	Fee Simple	100%	$75
Hilton Seattle Airport & Conference Center	396	Seattle	40,000	Leasehold	100%	—
Royal Palm South Beach Miami, a Tribute Portfolio Resort	393	Miami	11,000	Fee Simple	100%	—
DoubleTree Hotel Spokane City Center	375	Other U.S.	21,000	Fee Simple	10%	$14
Hilton Santa Barbara Beachfront Resort	360	Southern California	62,000	Fee Simple	50%	$162
Hilton Oakland Airport	360	Other U.S.	15,000	Leasehold	100%	—
JW Marriott San Francisco Union Square	344	San Francisco	12,000	Leasehold	100%	—
Hyatt Centric Fisherman's Wharf	316	San Francisco	19,000	Fee Simple	100%	—
Hilton Short Hills	314	Other U.S.	21,000	Fee Simple	100%	—
Casa Marina Key West, Curio Collection	311	Key West	21,000	Fee Simple	100%	—
DoubleTree Hotel San Diego – Mission Valley	300	Southern California	24,000	Leasehold	100%	—
Barbara Beachfront Resort Hilton New Orleans Riverside Waldorf Astoria Orlando

(1) Single $725 million CMBS loan secured by Hilton San Francisco Union Square and Parc 55 San Francisco – a Hilton Hotel.

18 |

Portfolio and Operating Metrics (continued)

Hotel Portfolio as of February 22, 2023

Hotel Name	Total Rooms	Market	Meeting Space (square feet)	Ownership	Equity Ownership	Debt(1) (in millions)
Consolidated Portfolio (continued)

Embassy Suites Kansas City Plaza	266	Other U.S.	11,000	Leasehold	100%	—
Embassy Suites Austin Downtown South Congress	262	Other U.S.	2,000	Leasehold	100%	—
DoubleTree Hotel Sonoma Wine Country	245	Other U.S.	50,000	Leasehold	100%	—
Juniper Hotel Cupertino, Curio Collection	224	Other U.S.	5,000	Fee Simple	100%	—
Hilton Checkers Los Angeles	193	Southern California	3,000	Fee Simple	100%	—
Embassy Suites Phoenix Airport	182	Other U.S.	5,000	Leasehold	100%	—
DoubleTree Hotel Durango	159	Other U.S.	7,000	Leasehold	100%	—
The Reach Key West, Curio Collection	150	Key West	18,000	Fee Simple	100%	—
Total Consolidated Portfolio (42 Hotels)	26,554		2,208,000			$2,469

Unconsolidated Joint Venture Portfolio

Hilton Orlando	1,424	Orlando	236,000	Fee Simple	20%	$95
Capital Hilton	550	Washington, D.C.	30,000	Fee Simple	25%	$25
Hilton La Jolla Torrey Pines	394	Southern California	41,000	Leasehold	25%	$24
Embassy Suites Alexandria Old Town	288	Washington, D.C.	11,000	Fee Simple	50%	$25
Total Unconsolidated Joint Venture Portfolio (4 Hotels)	2,656		318,000			$169

TOTAL PARK HOTELS & RESORTS PORTFOLIO (46 Hotels)	29,210		2,526,000			$2,638

(1) Debt related to unconsolidated joint ventures is presented on a pro-rata basis.

19 |

Portfolio and Operating Metrics (continued)

Comparable Hotels by Market: Q4 2022 vs. Q4 2021

(unaudited)			Comparable ADR			Comparable Occupancy				Comparable RevPAR			Comparable Total RevPAR
	Hotels	Rooms	4Q22	4Q21	Change(1)	4Q22	4Q21	Change		4Q22	4Q21	Change(1)	4Q22	4Q21	Change(1)
Hawaii	2	3,507	$305.20	$265.86	14.8%	80.3%	63.5%	16.8%	pts	$245.04	$168.86	45.1%	$424.88	$289.30	46.9%
San Francisco	4	3,605	213.30	181.81	17.3	53.5	29.9	23.6		114.05	54.29	110.1	163.09	73.44	122.1
Orlando	3	2,325	243.50	238.18	2.2	68.3	57.4	10.9		166.26	136.75	21.6	315.70	246.14	28.3
New Orleans	1	1,622	211.44	182.02	16.2	68.3	52.0	16.3		144.48	94.65	52.6	250.60	163.93	52.9
Boston	3	1,536	224.09	188.87	18.6	77.9	65.9	12.0		174.54	124.44	40.3	240.50	164.37	46.3
New York	1	1,878	363.73	323.05	12.6	84.7	46.6	38.1		307.95	150.32	104.9	468.31	220.63	112.3
Southern California	5	1,773	215.37	207.95	3.6	71.7	65.5	6.2		154.46	136.20	13.4	254.67	211.51	20.4
Chicago	3	2,467	223.89	191.24	17.1	53.5	31.5	22.0		119.85	60.35	98.6	184.30	96.37	91.2
Key West	2	461	454.01	557.29	(18.5)	69.7	77.0	(7.3)		316.54	429.47	(26.3)	474.75	611.48	(22.4)
Denver	1	613	177.32	136.41	30.0	63.8	63.2	0.6		113.21	86.34	31.1	166.26	114.38	45.4
Miami	2	901	208.13	194.69	6.9	83.3	78.3	5.0		173.33	152.37	13.8	247.16	208.00	18.8
Washington, D.C.	2	1,085	174.32	130.69	33.4	66.8	45.0	21.8		116.52	58.86	98.0	181.15	85.99	110.7
Seattle	2	1,246	157.98	122.62	28.8	59.7	51.5	8.2		94.32	63.17	49.3	137.04	90.15	52.0
Other	12	4,043	188.41	159.74	18.0	63.4	54.3	9.1		119.48	86.66	37.9	175.35	124.52	40.8
All Markets	43	27,062	$240.57	$213.37	12.7%	67.7%	52.1%	15.6%	pts	$162.81	$111.02	46.7%	$258.41	$171.66	50.5%

(1) Calculated based on unrounded numbers.

20 |

Portfolio and Operating Metrics (continued)

Comparable Hotels by Market: Q4 2022 vs. Q4 2021

(unaudited, dollars in millions)			Comparable Hotel Adjusted EBITDA			Comparable Hotel Revenue			Comparable Hotel Adjusted EBITDA Margin
	Hotels	Rooms	4Q22	4Q21	Change(1)	4Q22	4Q21	Change(1)	4Q22	4Q21	Change
Hawaii	2	3,507	$51	$32	60.5%	$137	$93	46.9%	37.0%	33.9%	310	bps
San Francisco	4	3,605	(2)	(12)	82.6	54	24	122.1	(3.9)	(50.0)	4,610
Orlando	3	2,325	22	18	26.1	68	53	28.3	33.3	33.9	(60)
New Orleans	1	1,622	13	8	67.7	37	24	52.9	34.7	31.6	310
Boston	3	1,536	10	5	83.7	34	23	46.3	28.4	22.6	580
New York	1	1,878	22	(3)	811.1	81	38	112.3	27.5	(8.2)	3,570
Southern California	5	1,773	11	10	16.4	42	35	20.4	27.6	28.6	(100)
Chicago	3	2,467	4	4	9.5	42	22	91.2	10.4	18.2	(780)
Key West	2	461	6	11	(43.7)	20	26	(22.4)	32.1	44.3	(1,220)
Denver	1	613	3	1	84.6	9	6	45.4	28.8	22.7	610
Miami	2	901	8	6	19.1	20	17	18.8	37.0	36.9	10
Washington, D.C.	2	1,085	4	(1)	810.3	18	9	110.7	23.6	(7.0)	3,060
Seattle	2	1,246	2	(1)	294.4	16	10	52.0	11.6	(9.0)	2,060
Other	12	4,043	12	7	130.8	66	47	40.8	17.6	10.7	690
All Markets	43	27,062	$166	$85	98.4%	$644	$427	50.5%	25.8%	19.6%	620	bps

(1) Calculated based on unrounded numbers.

21 |

Portfolio and Operating Metrics (continued)

Comparable Hotels by Market: Full Year 2022 vs. Full Year 2021

(unaudited)			Comparable ADR			Comparable Occupancy				Comparable RevPAR			Comparable Total RevPAR
	Hotels	Rooms	2022	2021	Change(1)	2022	2021	Change		2022	2021	Change(1)	2022	2021	Change(1)
Hawaii	2	3,507	$297.25	$256.52	15.9%	83.7%	57.4%	26.3%	pts	$248.67	$147.21	68.9%	$434.24	$254.22	70.8%
San Francisco	4	3,605	232.30	177.15	31.1	48.6	19.4	29.2		112.81	34.36	228.3	154.63	46.22	234.6
Orlando	3	2,325	236.99	202.92	16.8	63.5	45.4	18.1		150.52	92.07	63.5	296.40	179.32	65.3
New Orleans	1	1,622	203.56	120.80	68.5	61.7	51.3	10.4		125.64	62.02	102.6	216.87	101.14	114.4
Boston	3	1,536	226.04	173.37	30.4	75.2	51.8	23.4		170.01	89.77	89.4	223.25	115.44	93.4
New York	1	1,878	311.69	322.96	(3.5)	65.7	11.8	53.9		204.67	37.88	440.3	316.09	57.11	453.5
Southern California	5	1,773	240.58	217.02	10.9	73.6	60.3	13.3		177.13	130.97	35.2	268.69	187.25	43.5
Chicago	3	2,467	222.97	191.35	16.5	52.3	21.2	31.1		116.68	40.53	187.9	177.48	58.48	203.5
Key West	2	461	547.24	509.39	7.4	73.5	80.6	(7.1)		402.13	410.50	(2.0)	580.81	581.66	(0.1)
Denver	1	613	181.48	141.72	28.1	66.2	51.4	14.8		120.10	72.79	65.0	178.58	95.43	87.1
Miami	2	901	216.93	187.55	15.7	82.4	70.7	11.7		178.70	132.54	34.8	243.43	182.14	33.7
Washington, D.C.	2	1,085	162.82	122.28	33.2	63.7	40.8	22.9		103.66	49.81	108.1	153.07	66.45	130.3
Seattle	2	1,246	160.27	129.13	24.1	64.2	43.7	20.5		102.89	56.44	82.3	142.72	76.77	85.9
Other	12	4,043	189.10	153.81	22.9	64.3	50.5	13.8		121.52	77.69	56.4	169.98	104.13	63.2
All Markets	43	27,062	$238.79	$197.91	20.7%	65.5%	42.7%	22.8%	pts	$156.38	$84.54	85.0%	$243.87	$128.57	89.7%

(1) Calculated based on unrounded numbers.

22 |

Portfolio and Operating Metrics (continued)

Comparable Hotels by Market: Full Year 2022 vs. Full Year 2021

(unaudited, dollars in millions)			Comparable Hotel Adjusted EBITDA			Comparable Hotel Revenue			Comparable Hotel Adjusted EBITDA Margin
	Hotels	Rooms	2022	2021	Change(1)	2022	2021	Change(1)	2022	2021	Change
Hawaii	2	3,507	$227	$105	116.0%	$556	$325	70.8%	40.9%	32.4%	850	bps
San Francisco	4	3,605	(1)	(50)	97.1	203	61	234.6	(0.7)	(82.7)	8,200
Orlando	3	2,325	81	38	114.9	252	152	65.3	32.1	24.7	740
New Orleans	1	1,622	45	12	261.9	128	60	114.4	35.0	20.7	1,430
Boston	3	1,536	37	7	409.3	125	65	93.4	29.9	11.4	1,850
New York	1	1,878	22	(37)	159.8	217	39	453.5	10.2	(94.9)	10,510
Southern California	5	1,773	56	36	56.3	174	121	43.5	32.2	29.6	260
Chicago	3	2,467	13	(9)	246.3	160	53	203.5	8.2	(17.0)	2,520
Key West	2	461	39	44	(9.6)	98	98	(0.1)	40.4	44.6	(420)
Denver	1	613	13	5	177.2	40	21	87.1	33.4	22.5	1,090
Miami	2	901	30	20	51.1	80	60	33.7	37.0	32.7	430
Washington, D.C.	2	1,085	12	(2)	673.9	61	26	130.3	19.6	(7.9)	2,750
Seattle	2	1,246	8	(3)	357.7	65	35	85.9	12.6	(9.1)	2,170
Other	12	4,043	44	9	347.5	250	154	63.2	17.5	6.4	1,110
All Markets	43	27,062	$626	$175	258.8%	$2,409	$1,270	89.7%	26.0%	13.7%	1,230	bps

(1) Calculated based on unrounded numbers.

23 |

Portfolio and Operating Metrics (continued)

Comparable Core Hotels: Q4 2022 vs. Q4 2021

	(unaudited)	Comparable ADR			Comparable Occupancy				Comparable RevPAR			Comparable Total RevPAR
		4Q22	4Q21	Change(1)	4Q22	4Q21	Change		4Q22	4Q21	Change(1)	4Q22	4Q21	Change(1)
	Core Hotels
1	Hilton Hawaiian Village Waikiki Beach Resort	$297.39	$258.32	15.1%	82.3%	62.5%	19.8%	pts	$244.86	$161.47	51.6%	$403.63	$255.03	58.3%
2	Hilton Waikoloa Village	345.12	296.51	16.4	71.2	67.9	3.3		245.82	201.50	22.0	518.82	440.76	17.7
3	Hilton San Francisco Union Square	213.02	178.48	19.4	48.6	31.9	16.7		103.51	57.00	81.6	161.95	79.79	103.0
4	Parc 55 San Francisco – a Hilton Hotel	198.05	—	100.0	49.2	—	49.2		97.41	—	100.0	120.75	(1.23)	9,909.3
5	JW Marriott San Francisco Union Square	274.68	213.14	28.9	72.2	70.7	1.5		198.37	150.83	31.5	264.82	191.07	38.6
6	Hyatt Centric Fisherman's Wharf	183.14	156.41	17.1	76.6	69.5	7.1		140.32	108.66	29.1	196.43	148.77	32.0
7	Signia by Hilton Orlando Bonnet Creek	221.11	212.25	4.2	68.4	49.6	18.8		151.33	105.41	43.6	321.91	217.84	47.8
8	Waldorf Astoria Orlando	400.80	398.37	0.6	63.7	60.9	2.8		255.21	242.70	5.2	454.82	404.75	12.4
9	Hilton Orlando Lake Buena Vista	183.17	169.99	7.8	70.9	64.8	6.1		129.91	110.26	17.8	222.21	183.40	21.2
10	Hilton New Orleans Riverside	211.44	182.02	16.2	68.3	52.0	16.3		144.48	94.65	52.6	250.60	163.93	52.9
11	Hyatt Regency Boston	238.66	209.26	14.0	80.8	68.4	12.4		192.86	143.11	34.8	262.80	184.72	42.3
12	Hilton Boston Logan Airport	229.46	185.85	23.5	87.7	79.1	8.6		201.24	146.95	36.9	263.44	187.65	40.4
13	Boston Marriott Newton	190.54	159.81	19.2	60.7	44.4	16.3		115.66	71.03	62.8	182.23	107.90	68.9
14	New York Hilton Midtown	363.73	323.05	12.6	84.7	46.6	38.1		307.95	150.32	104.9	468.31	220.63	112.3
15	Hilton Santa Barbara Beachfront Resort	308.35	321.52	(4.1)	74.4	76.0	(1.6)		229.33	244.37	(6.2)	402.25	365.29	10.1
16	Hyatt Regency Mission Bay Spa and Marina	243.24	221.66	9.7	57.3	47.6	9.7		139.33	105.50	32.1	254.72	195.68	30.2
17	Hilton Checkers Los Angeles	221.49	203.31	8.9	64.2	52.7	11.5		142.11	107.07	32.7	166.93	125.92	32.6
18	Hilton Chicago	211.06	185.28	13.9	55.3	27.8	27.5		116.78	51.51	126.7	199.71	95.54	109.0
19	W Chicago – City Center	290.94	224.07	29.8	51.7	37.1	14.6		150.54	83.14	81.1	190.74	108.80	75.3
20	W Chicago – Lakeshore	212.15	179.45	18.2	49.6	38.4	11.2		105.17	68.91	52.6	133.54	89.19	49.7
21	Casa Marina Key West, Curio Collection	445.83	561.17	(20.6)	67.9	79.2	(11.3)		302.75	444.32	(31.9)	451.64	636.57	(29.1)
22	The Reach Key West, Curio Collection	469.68	548.54	(14.4)	73.5	72.7	0.8		345.11	398.68	(13.4)	522.67	559.46	(6.6)
23	Hilton Denver City Center	177.32	136.41	30.0	63.8	63.2	0.6		113.21	86.34	31.1	166.26	114.38	45.4
24	Royal Palm South Beach Miami	251.29	249.31	0.8	81.4	76.5	4.9		204.60	190.77	7.3	271.18	245.71	10.4
25	DoubleTree Hotel Washington DC – Crystal City	163.87	125.21	30.9	68.8	43.0	25.8		112.81	53.87	109.4	156.09	71.79	117.4
26	DoubleTree Hotel San Jose	178.56	129.93	37.4	56.9	57.0	(0.1)		101.59	74.04	37.2	158.18	113.16	39.8
27	Juniper Hotel Cupertino, Curio Collection	214.02	121.28	76.5	62.7	53.4	9.3		134.20	64.82	107.0	154.61	77.49	99.5
	Sub-total Core Hotels	$259.38	$234.23	10.7%	67.8%	50.4%	17.4%	pts	$175.98	$117.96	49.2%	$281.89	$184.62	52.7%

	All Other Hotels	$178.01	$153.28	16.1%	67.1%	57.5%	9.6%	pts	$119.45	$88.17	35.5%	$181.18	$129.02	40.4%
	Total Consolidated Portfolio	$240.57	$213.37	12.7%	67.7%	52.1%	15.6%	pts	$162.81	$111.02	46.7%	$258.41	$171.66	50.5%

(1) Calculated based on unrounded numbers.

24 |

Portfolio and Operating Metrics (continued)

Comparable Core Hotels: Q4 2022 vs. Q4 2021

	(unaudited, dollars in millions)	Comparable Hotel Adjusted EBITDA			Comparable Hotel Revenue			Comparable Hotel Adjusted EBITDA Margin
		4Q22	4Q21	Change(1)	4Q22	4Q21	Change(1)	4Q22	4Q21	Change
	Core Hotels
1	Hilton Hawaiian Village Waikiki Beach Resort	$39	$23	70.7%	$106	$67	58.3%	37.1%	34.4%	270	bps
2	Hilton Waikoloa Village	11	9	33.0	31	26	17.7	37.0	32.8	420
3	Hilton San Francisco Union Square	(3)	(7)	59.6	29	14	103.0	(10.0)	(50.2)	4,020
4	Parc 55 San Francisco – a Hilton Hotel	(2)	(5)	55.8	11	—	9,909.3	(18.2)	(4,035.0)	401,680
5	JW Marriott San Francisco Union Square	2	(1)	313.0	8	6	38.6	21.6	(14.1)	3,570
6	Hyatt Centric Fisherman's Wharf	1	—	138.1	6	4	32.0	17.4	9.6	780
7	Signia by Hilton Orlando Bonnet Creek	10	6	68.5	30	20	47.8	33.9	29.7	420
8	Waldorf Astoria Orlando	7	7	(0.5)	21	19	12.4	34.9	39.4	(450)
9	Hilton Orlando Lake Buena Vista	5	4	13.1	17	14	21.2	30.3	32.5	(220)
10	Hilton New Orleans Riverside	13	8	67.7	37	24	52.9	34.7	31.6	310
11	Hyatt Regency Boston	4	3	70.6	12	9	42.3	35.3	29.4	590
12	Hilton Boston Logan Airport	4	2	83.5	15	10	40.4	26.4	20.2	620
13	Boston Marriott Newton	2	1	136.6	7	4	68.9	20.8	14.8	600
14	New York Hilton Midtown	22	(3)	811.1	81	38	112.3	27.5	(8.2)	3,570
15	Hilton Santa Barbara Beachfront Resort	6	6	(2.6)	13	12	10.1	44.2	50.0	(580)
16	Hyatt Regency Mission Bay Spa and Marina	1	1	173.5	10	8	30.2	14.1	6.7	740
17	Hilton Checkers Los Angeles	—	—	45.1	3	2	32.6	13.1	12.0	110
18	Hilton Chicago	4	2	85.7	28	14	109.0	13.6	15.3	(170)
19	W Chicago – City Center	1	1	(23.6)	7	4	75.3	11.7	26.9	(1,520)
20	W Chicago – Lakeshore	—	1	(142.0)	6	4	49.7	(5.3)	19.0	(2,430)
21	Casa Marina Key West, Curio Collection	4	8	(54.5)	13	18	(29.1)	29.2	45.5	(1,630)
22	The Reach Key West, Curio Collection	3	3	(15.8)	7	8	(6.6)	37.2	41.3	(410)
23	Hilton Denver City Center	3	1	84.6	9	6	45.4	28.8	22.7	610
24	Royal Palm South Beach Miami	4	3	20.2	10	9	10.4	38.8	35.6	320
25	DoubleTree Hotel Washington DC – Crystal City	2	—	1,548.6	9	4	117.4	22.1	(3.3)	2,540
26	DoubleTree Hotel San Jose	1	—	1,007.1	7	5	39.8	14.4	1.8	1,260
27	Juniper Hotel Cupertino, Curio Collection	—	—	314.4	3	2	99.5	13.6	(12.7)	2,630
	Sub-total Core Hotels	$144	$73	95.8%	$536	$351	52.7%	26.9%	20.9%	600	bps

	All Other Hotels	$22	$12	118.4%	$108	$76	40.4%	20.5%	13.2%	730	bps
	Total Consolidated Portfolio	$166	$85	98.4%	$644	$427	50.5%	25.8%	19.6%	620	bps

(1) Calculated based on unrounded numbers.

25 |

Portfolio and Operating Metrics (continued)

Comparable Core Hotels: Full Year 2022 vs. Full Year 2021

	(unaudited)	Comparable ADR			Comparable Occupancy				Comparable RevPAR			Comparable Total RevPAR
		2022	2021	Change(1)	2022	2021	Change		2022	2021	Change(1)	2022	2021	Change(1)
	Core Hotels
1	Hilton Hawaiian Village Waikiki Beach Resort	$287.70	$252.03	14.2%	85.4%	55.4%	30.0%	pts	$245.79	$139.76	75.9%	$400.00	$220.92	81.1%
2	Hilton Waikoloa Village	344.82	273.18	26.2	75.8	65.9	9.9		261.40	180.13	45.1	585.60	401.42	45.9
3	Hilton San Francisco Union Square	228.58	173.53	31.7	48.2	17.0	31.2		110.07	29.44	273.8	160.33	41.22	289.0
4	Parc 55 San Francisco – a Hilton Hotel	221.89	—	100.0	34.3	—	34.3		76.05	—	100.0	88.99	0.77	11,480.1
5	JW Marriott San Francisco Union Square	288.73	203.95	41.6	69.7	52.7	17.0		201.17	107.33	87.4	274.65	132.83	106.8
6	Hyatt Centric Fisherman's Wharf	204.95	158.08	29.7	74.4	60.9	13.5		152.42	96.22	58.4	201.97	129.59	55.9
7	Signia by Hilton Orlando Bonnet Creek	214.11	175.81	21.8	63.1	46.9	16.2		135.06	82.37	64.0	305.07	181.82	67.8
8	Waldorf Astoria Orlando	383.38	349.90	9.6	60.7	44.5	16.2		232.61	155.56	49.5	423.42	291.24	45.4
9	Hilton Orlando Lake Buena Vista	180.94	147.26	22.9	65.8	44.1	21.7		119.07	64.94	83.4	207.33	107.20	93.4
10	Hilton New Orleans Riverside	203.56	120.80	68.5	61.7	51.3	10.4		125.64	62.02	102.6	216.87	101.14	114.4
11	Hyatt Regency Boston	250.22	182.88	36.8	74.2	53.3	20.9		185.61	97.40	90.6	241.25	124.21	94.2
12	Hilton Boston Logan Airport	226.80	176.05	28.8	89.1	63.0	26.1		202.12	110.97	82.1	256.51	139.21	84.3
13	Boston Marriott Newton	187.56	149.18	25.7	56.9	34.2	22.7		106.70	51.07	108.9	155.51	71.81	116.6
14	New York Hilton Midtown	311.69	322.96	(3.5)	65.7	11.8	53.9		204.67	37.88	440.3	316.09	57.11	453.5
15	Hilton Santa Barbara Beachfront Resort	361.12	360.45	0.2	78.3	69.6	8.7		282.73	250.96	12.7	426.16	343.34	24.1
16	Hyatt Regency Mission Bay Spa and Marina	294.87	243.77	21.0	61.6	48.7	12.9		181.61	118.77	52.9	309.03	202.89	52.3
17	Hilton Checkers Los Angeles	222.40	175.90	26.4	65.9	41.2	24.7		146.52	72.42	102.3	168.22	84.59	98.9
18	Hilton Chicago	209.92	192.44	9.1	52.5	15.6	36.9		110.15	29.88	268.7	189.12	50.65	273.4
19	W Chicago – City Center	290.39	214.21	35.6	50.2	23.5	26.7		145.87	50.37	189.6	177.24	61.44	188.5
20	W Chicago – Lakeshore	211.92	178.43	18.8	53.5	36.1	17.4		113.47	64.54	75.8	143.08	79.44	80.1
21	Casa Marina Key West, Curio Collection	543.63	525.98	3.4	72.2	80.2	(8.0)		392.46	421.78	(7.0)	568.28	598.68	(5.1)
22	The Reach Key West, Curio Collection	554.33	475.53	16.6	76.2	81.4	(5.2)		422.18	387.12	9.1	606.80	546.37	11.1
23	Hilton Denver City Center	181.48	141.72	28.1	66.2	51.4	14.8		120.10	72.79	65.0	178.58	95.43	87.1
24	Royal Palm South Beach Miami	276.70	228.07	21.3	78.6	76.5	2.1		217.55	174.57	24.6	284.24	237.33	19.8
25	DoubleTree Hotel Washington DC – Crystal City	154.88	121.36	27.6	69.0	38.3	30.7		106.88	46.50	129.9	144.71	58.40	147.8
26	DoubleTree Hotel San Jose	167.15	122.63	36.3	57.8	44.8	13.0		96.68	54.93	76.0	142.27	77.80	82.9
27	Juniper Hotel Cupertino, Curio Collection	203.59	112.89	80.3	64.4	46.3	18.1		131.02	52.24	150.8	151.85	61.64	146.3
	Sub-total Core Hotels	$257.77	$217.42	18.6%	64.8%	39.7%	25.1%	pts	$166.96	$86.31	93.5%	$265.12	$135.22	96.1%

	All Other Hotels	$179.16	$149.52	19.8%	67.8%	52.6%	15.2%	pts	$121.55	$78.72	54.4%	$173.95	$106.70	63.0%
	Total Consolidated Portfolio	$238.79	$197.91	20.7%	65.5%	42.7%	22.8%	pts	$156.38	$84.54	85.0%	$243.87	$128.57	89.7%

(1) Calculated based on unrounded numbers.

26 |

Portfolio and Operating Metrics (continued)

Comparable Core Hotels: Full Year 2022 vs. Full Year 2021

	(unaudited, dollars in millions)	Comparable Hotel Adjusted EBITDA			Comparable Hotel Revenue			Comparable Hotel Adjusted EBITDA Margin
		2022	2021	Change(1)	2022	2021	Change(1)	2022	2021	Change
	Core Hotels
1	Hilton Hawaiian Village Waikiki Beach Resort	$173	$75	129.9%	$418	$231	81.1%	41.5%	32.7%	880	bps
2	Hilton Waikoloa Village	54	30	80.7	138	95	45.9	39.0	31.5	750
3	Hilton San Francisco Union Square	(3)	(29)	89.6	112	29	289.0	(2.7)	(99.7)	9,700
4	Parc 55 San Francisco – a Hilton Hotel	(8)	(17)	51.7	33	—	100.0	(24.1)	(5,773.9)	574,980
5	JW Marriott San Francisco Union Square	5	(6)	187.1	34	17	106.8	14.5	(34.6)	4,910
6	Hyatt Centric Fisherman's Wharf	5	1	435.3	23	15	55.9	19.4	5.7	1,370
7	Signia by Hilton Orlando Bonnet Creek	37	17	122.2	112	67	67.8	33.1	25.0	810
8	Waldorf Astoria Orlando	25	15	61.4	78	53	45.4	32.1	28.9	320
9	Hilton Orlando Lake Buena Vista	19	5	246.4	62	32	93.4	30.2	16.9	1,330
10	Hilton New Orleans Riverside	45	12	261.9	128	60	114.4	35.0	20.7	1,430
11	Hyatt Regency Boston	16	4	365.1	44	23	94.2	37.2	15.5	2,170
12	Hilton Boston Logan Airport	16	4	313.5	57	31	84.3	27.8	12.4	1,540
13	Boston Marriott Newton	5	—	61,625.8	24	11	116.6	21.5	0.1	2,140
14	New York Hilton Midtown	22	(37)	159.8	217	39	453.5	10.2	(94.9)	10,510
15	Hilton Santa Barbara Beachfront Resort	27	24	15.8	56	45	24.1	48.7	52.2	(350)
16	Hyatt Regency Mission Bay Spa and Marina	12	5	124.6	49	32	52.3	24.4	16.5	790
17	Hilton Checkers Los Angeles	2	(1)	371.9	12	6	98.9	17.8	(13.1)	3,090
18	Hilton Chicago	12	(6)	306.0	107	29	273.4	11.6	(20.9)	3,250
19	W Chicago – City Center	2	(1)	309.5	26	9	188.5	8.2	(11.2)	1,940
20	W Chicago – Lakeshore	(1)	(2)	33.2	27	15	80.1	(4.9)	(13.2)	830
21	Casa Marina Key West, Curio Collection	26	31	(18.1)	65	68	(5.1)	39.6	45.9	(630)
22	The Reach Key West, Curio Collection	14	12	11.6	33	30	11.1	42.0	41.8	20
23	Hilton Denver City Center	13	5	177.2	40	21	87.1	33.4	22.5	1,090
24	Royal Palm South Beach Miami	16	12	37.3	41	34	19.8	39.6	34.5	510
25	DoubleTree Hotel Washington DC – Crystal City	8	—	6,517.8	33	13	147.8	25.4	1.0	2,440
26	DoubleTree Hotel San Jose	1	(2)	160.8	26	14	82.9	4.8	(14.4)	1,920
27	Juniper Hotel Cupertino, Curio Collection	3	(2)	261.9	12	5	146.3	20.2	(30.7)	5,090
	Sub-total Core Hotels	$546	$149	262.1%	$2,007	$1,024	96.1%	27.2%	14.7%	1,250	bps

	All Other Hotels	$80	$26	238.0%	$402	$246	63.0%	19.9%	9.6%	1,030	bps
	Total Consolidated Portfolio	$626	$175	258.8%	$2,409	$1,270	89.7%	26.0%	13.7%	1,230	bps

(1) Calculated based on unrounded numbers.

27 |

Portfolio and Operating Metrics (continued)

Comparable Hotels by Market: Q4 2022 vs. Q4 2019

(unaudited)			Comparable ADR			Comparable Occupancy				Comparable RevPAR			Comparable Total RevPAR
	Hotels	Rooms	4Q22	4Q19	Change(1)	4Q22	4Q19	Change		4Q22	4Q19	Change(1)	4Q22	4Q19	Change(1)
Hawaii	2	3,507	$305.20	$258.40	18.1%	80.3%	86.7%	(6.4)%	pts	$245.04	$224.11	9.3%	$424.88	$378.40	12.3%
San Francisco	4	3,605	213.30	270.98	(21.3)	53.5	87.9	(34.4)		114.05	238.13	(52.1)	163.09	316.97	(48.5)
Orlando	3	2,325	243.50	200.94	21.2	68.3	83.2	(14.9)		166.26	167.20	(0.6)	315.70	317.26	(0.5)
New Orleans	1	1,622	211.44	185.83	13.8	68.3	67.1	1.2		144.48	124.66	15.9	250.60	217.37	15.3
Boston	3	1,536	224.09	217.97	2.8	77.9	82.5	(4.6)		174.54	179.80	(2.9)	240.50	257.22	(6.5)
New York	1	1,878	363.73	320.62	13.4	84.7	94.3	(9.6)		307.95	302.31	1.9	468.31	496.97	(5.8)
Southern California	5	1,773	215.37	173.83	23.9	71.7	80.5	(8.8)		154.46	140.04	10.3	254.67	239.39	6.4
Chicago	3	2,467	223.89	207.72	7.8	53.5	71.3	(17.8)		119.85	148.11	(19.1)	184.30	236.56	(22.1)
Key West	2	461	454.01	392.44	15.7	69.7	62.1	7.6		316.54	243.62	29.9	474.75	439.35	8.1
Denver	1	613	177.32	165.11	7.4	63.8	82.9	(19.1)		113.21	136.96	(17.3)	166.26	208.17	(20.1)
Miami	2	901	208.13	173.49	20.0	83.3	87.0	(3.7)		173.33	150.95	14.8	247.16	215.98	14.4
Washington, D.C.	2	1,085	174.32	171.94	1.4	66.8	68.6	(1.8)		116.52	118.03	(1.3)	181.15	185.75	(2.5)
Seattle	2	1,246	157.98	124.10	27.3	59.7	75.9	(16.2)		94.32	94.16	0.2	137.04	145.12	(5.6)
Other	12	4,043	188.41	179.16	5.2	63.4	75.2	(11.8)		119.48	134.81	(11.4)	175.35	241.81	(27.5)
All Markets	43	27,062	$240.57	$221.89	8.4%	67.7%	80.6%	(12.9)%	pts	$162.81	$178.73	(8.9)%	$258.41	$289.06	(10.6)%

(1) Calculated based on unrounded numbers.

28 |

Portfolio and Operating Metrics (continued)

Comparable Hotels by Market: Q4 2022 vs. Q4 2019

(unaudited, dollars in millions)			Comparable Hotel Adjusted EBITDA			Comparable Hotel Revenue			Comparable Hotel Adjusted EBITDA Margin
	Hotels	Rooms	4Q22	4Q19	Change(1)	4Q22	4Q19	Change(1)	4Q22	4Q19	Change
Hawaii	2	3,507	$51	$49	4.4%	$137	$138	(0.8)%	37.0%	35.2%	180	bps
San Francisco	4	3,605	(2)	26	(108.2)	54	105	(48.5)	(3.9)	24.5	(2,840)
Orlando	3	2,325	22	22	4.2	68	68	(0.5)	33.3	31.8	150
New Orleans	1	1,622	13	11	15.4	37	32	15.3	34.7	34.7	—
Boston	3	1,536	10	12	(16.1)	34	36	(6.5)	28.4	31.6	(320)
New York	1	1,878	22	22	0.4	81	86	(5.8)	27.5	25.8	170
Southern California	5	1,773	11	11	4.0	42	39	6.4	27.6	28.2	(60)
Chicago	3	2,467	4	10	(56.3)	42	54	(22.1)	10.4	18.5	(810)
Key West	2	461	6	7	(9.5)	20	19	8.1	32.1	38.3	(620)
Denver	1	613	3	4	(38.1)	9	12	(20.1)	28.8	37.2	(840)
Miami	2	901	8	6	23.8	20	18	14.4	37.0	34.2	280
Washington, D.C.	2	1,085	4	4	7.6	18	19	(2.5)	23.6	21.4	220
Seattle	2	1,246	2	1	47.8	16	17	(5.6)	11.6	7.4	420
Other	12	4,043	12	29	(60.2)	66	89	(27.5)	17.6	32.1	(1,450)
All Markets	43	27,062	$166	$214	(22.2)%	$644	$732	(12.1)%	25.8%	29.2%	(340)	bps

(1) Calculated based on unrounded numbers.

29 |

s

Portfolio and Operating Metrics (continued)

Comparable Hotels by Market: Full Year 2022 vs. Full Year 2019

(unaudited)			Comparable ADR			Comparable Occupancy				Comparable RevPAR			Comparable Total RevPAR
	Hotels	Rooms	2022	2019	Change(1)	2022	2019	Change		2022	2019	Change(1)	2022	2019	Change(1)
Hawaii	2	3,507	$297.25	$258.66	14.9%	83.7%	89.7%	(6.0)%	pts	$248.67	$232.03	7.2%	$434.24	$397.10	9.4%
San Francisco	4	3,605	232.30	285.10	(18.5)	48.6	90.4	(41.8)		112.81	257.74	(56.2)	154.63	335.81	(54.0)
Orlando	3	2,325	236.99	198.87	19.2	63.5	79.3	(15.8)		150.52	157.79	(4.6)	296.40	320.62	(7.6)
New Orleans	1	1,622	203.56	190.50	6.9	61.7	72.5	(10.8)		125.64	138.20	(9.1)	216.87	239.57	(9.5)
Boston	3	1,536	226.04	229.01	(1.3)	75.2	85.0	(9.8)		170.01	194.67	(12.7)	223.25	263.53	(15.3)
New York	1	1,878	311.69	279.35	11.6	65.7	90.9	(25.2)		204.67	253.88	(19.4)	316.09	413.98	(23.6)
Southern California	5	1,773	240.58	188.05	27.9	73.6	84.8	(11.2)		177.13	159.54	11.0	268.69	254.41	5.6
Chicago	3	2,467	222.97	205.86	8.3	52.3	73.5	(21.2)		116.68	151.43	(22.9)	177.48	237.81	(25.4)
Key West	2	461	547.24	385.09	42.1	73.5	73.9	(0.4)		402.13	284.39	41.4	580.81	442.44	31.3
Denver	1	613	181.48	175.20	3.6	66.2	85.3	(19.1)		120.10	149.46	(19.6)	178.58	223.84	(20.2)
Miami	2	901	216.93	176.48	22.9	82.4	88.2	(5.8)		178.70	155.62	14.8	243.43	220.52	10.4
Washington, D.C.	2	1,085	162.82	172.56	(5.6)	63.7	73.9	(10.2)		103.66	127.49	(18.7)	153.07	190.81	(19.8)
Seattle	2	1,246	160.27	148.72	7.8	64.2	80.0	(15.8)		102.89	119.03	(13.6)	142.72	169.04	(15.6)
Other	12	4,043	189.10	182.39	3.7	64.3	72.5	(8.2)		121.52	132.27	(8.1)	169.98	199.10	(14.6)
All Markets	43	27,062	$238.79	$224.18	6.5%	65.5%	82.0%	(16.5)%	pts	$156.38	$183.76	(14.9)%	$243.87	$287.14	(15.1)%

(1) Calculated based on unrounded numbers.

30 |

Portfolio and Operating Metrics (continued)

Comparable Hotels by Market: Full Year 2022 vs. Full Year 2019

(unaudited, dollars in millions)			Comparable Hotel Adjusted EBITDA			Comparable Hotel Revenue			Comparable Hotel Adjusted EBITDA Margin
	Hotels	Rooms	2022	2019	Change(1)	2022	2019	Change(1)	2022	2019	Change
Hawaii	2	3,507	$227	$213	6.8%	$556	$575	(3.4)%	40.9%	37.0%	390	bps
San Francisco	4	3,605	(1)	131	(101.1)	203	442	(54.0)	(0.7)	29.6	(3,030)
Orlando	3	2,325	81	87	(7.4)	252	272	(7.6)	32.1	32.0	10
New Orleans	1	1,622	45	54	(16.7)	128	142	(9.5)	35.0	38.0	(300)
Boston	3	1,536	37	48	(22.6)	125	148	(15.2)	29.9	32.8	(290)
New York	1	1,878	22	47	(52.6)	217	284	(23.6)	10.2	16.5	(630)
Southern California	5	1,773	56	50	11.5	174	165	5.7	32.2	30.5	170
Chicago	3	2,467	13	42	(68.7)	160	214	(25.4)	8.2	19.6	(1,140)
Key West	2	461	39	28	42.6	98	74	31.3	40.4	37.2	320
Denver	1	613	13	20	(31.9)	40	50	(20.2)	33.4	39.1	(570)
Miami	2	901	30	25	18.2	80	73	10.4	37.0	34.5	250
Washington, D.C.	2	1,085	12	16	(27.0)	61	76	(19.8)	19.6	21.5	(190)
Seattle	2	1,246	8	13	(38.1)	65	77	(15.6)	12.6	17.2	(460)
Other	12	4,043	44	70	(37.7)	250	293	(14.6)	17.5	24.0	(650)
All Markets	43	27,062	$626	$844	(25.8)%	$2,409	$2,885	(16.5)%	26.0%	29.3%	(330)	bps

(1) Calculated based on unrounded numbers.

31 |

Portfolio and Operating Metrics (continued)

Comparable Core Hotels: Q4 2022 vs. Q4 2019

(unaudited)	Comparable ADR			Comparable Occupancy			Comparable RevPAR			Comparable Total RevPAR
	4Q22	4Q19	Change(1)	4Q22	4Q19	Change	4Q22	4Q19	Change(1)	4Q22	4Q19	Change(1)

	Core Hotels
1	Hilton Hawaiian Village Waikiki Beach Resort	$297.39	$267.13	11.3%	82.3%	89.8%	(7.5)%	pts	$244.86	$240.06	2.0%	$403.63	$387.74	4.1%
2	Hilton Waikoloa Village	345.12	232.67	48.3	71.2	78.6	(7.4)		245.82	183.01	34.3	518.82	354.36	46.4
3	Hilton San Francisco Union Square	213.02	265.42	(19.7)	48.6	86.7	(38.1)		103.51	230.21	(55.0)	161.95	330.37	(51.0)
4	Parc 55 San Francisco – a Hilton Hotel	198.05	268.75	(26.3)	49.2	88.6	(39.4)		97.41	238.14	(59.1)	120.75	279.64	(56.8)
5	JW Marriott San Francisco Union Square	274.68	325.28	(15.6)	72.2	92.5	(20.3)		198.37	300.78	(34.0)	264.82	377.92	(29.9)
6	Hyatt Centric Fisherman's Wharf	183.14	249.25	(26.5)	76.6	87.5	(10.9)		140.32	218.12	(35.7)	196.43	290.16	(32.3)
7	Signia by Hilton Orlando Bonnet Creek	221.11	178.03	24.2	68.4	81.1	(12.7)		151.33	144.36	4.8	321.91	301.79	6.7
8	Waldorf Astoria Orlando	400.80	294.44	36.1	63.7	88.5	(24.8)		255.21	260.44	(2.0)	454.82	475.79	(4.4)
9	Hilton Orlando Lake Buena Vista	183.17	167.08	9.6	70.9	82.6	(11.7)		129.91	138.01	(5.9)	222.21	238.68	(6.9)
10	Hilton New Orleans Riverside	211.44	185.83	13.8	68.3	67.1	1.2		144.48	124.66	15.9	250.60	217.37	15.3
11	Hyatt Regency Boston	238.66	232.88	2.5	80.8	93.4	(12.6)		192.86	217.50	(11.3)	262.80	294.42	(10.7)
12	Hilton Boston Logan Airport	229.46	221.58	3.6	87.7	82.6	5.1		201.24	183.05	9.9	263.44	244.29	7.8
13	Boston Marriott Newton	190.54	188.59	1.0	60.7	69.6	(8.9)		115.66	131.22	(11.9)	182.23	231.93	(21.4)
14	New York Hilton Midtown	363.73	320.62	13.4	84.7	94.3	(9.6)		307.95	302.31	1.9	468.31	496.97	(5.8)
15	Hilton Santa Barbara Beachfront Resort	308.35	256.20	20.4	74.4	78.9	(4.5)		229.33	202.09	13.5	402.25	359.91	11.8
16	Hyatt Regency Mission Bay Spa and Marina	243.24	159.80	52.2	57.3	72.6	(15.3)		139.33	115.90	20.2	254.72	236.30	7.8
17	Hilton Checkers Los Angeles	221.49	225.27	(1.7)	64.2	82.6	(18.4)		142.11	185.95	(23.6)	166.93	214.31	(22.1)
18	Hilton Chicago	211.06	196.00	7.7	55.3	74.0	(18.7)		116.78	145.01	(19.5)	199.71	258.42	(22.7)
19	W Chicago – City Center	290.94	260.06	11.9	51.7	67.0	(15.3)		150.54	174.47	(13.7)	190.74	227.06	(16.0)
20	W Chicago – Lakeshore	212.15	205.49	3.2	49.6	66.6	(17.0)		105.17	136.88	(23.2)	133.54	179.03	(25.4)
21	Casa Marina Key West, Curio Collection	445.83	389.57	14.4	67.9	82.9	(15.0)		302.75	322.94	(6.2)	451.64	579.16	(22.0)
22	The Reach Key West, Curio Collection	469.68	418.50	12.2	73.5	18.9	54.6		345.11	79.18	335.9	522.67	149.47	249.7
23	Hilton Denver City Center	177.32	165.11	7.4	63.8	82.9	(19.1)		113.21	136.96	(17.3)	166.26	208.17	(20.1)
24	Royal Palm South Beach Miami	251.29	210.44	19.4	81.4	90.3	(8.9)		204.60	190.05	7.7	271.18	258.29	5.0
25	DoubleTree Hotel Washington DC – Crystal City	163.87	160.38	2.2	68.8	67.3	1.5		112.81	108.07	4.4	156.09	153.73	1.5
26	DoubleTree Hotel San Jose	178.56	210.91	(15.3)	56.9	81.4	(24.5)		101.59	171.72	(40.8)	158.18	274.19	(42.3)
27	Juniper Hotel Cupertino, Curio Collection	214.02	233.55	(8.4)	62.7	79.7	(17.0)		134.20	186.08	(27.9)	154.61	228.67	(32.4)
	Sub-total Core Hotels	$259.38	$240.58	7.8%	67.8%	81.8%	(14.0)%	pts	$175.98	$196.78	(10.6)%	$281.89	$312.92	(9.9)%

	All Other Hotels	$178.01	$154.56	15.2%	67.1%	76.4%	(9.3)%	pts	$119.45	$118.02	1.2%	$181.18	$208.78	(13.2)%
	Total Consolidated Portfolio	$240.57	$221.89	8.4%	67.7%	80.6%	(12.9)%	pts	$162.81	$178.73	(8.9)%	$258.41	$289.06	(10.6)%

(1) Calculated based on unrounded numbers.

32 |

Portfolio and Operating Metrics (continued)

Comparable Core Hotels: Q4 2022 vs. Q4 2019

	(unaudited, dollars in millions)	Comparable Hotel Adjusted EBITDA			Comparable Hotel Revenue			Comparable Hotel Adjusted EBITDA Margin
		4Q22	4Q19	Change(1)	4Q22	4Q19	Change(1)	4Q22	4Q19	Change
	Core Hotels
1	Hilton Hawaiian Village Waikiki Beach Resort	$39	$39	1.9%	$106	$102	4.1%	37.1%	37.9%	(80)	bps
2	Hilton Waikoloa Village	11	10	13.8	31	36	(14.7)	37.0	27.7	930
3	Hilton San Francisco Union Square	(3)	14	(121.2)	29	58	(51.0)	(10.0)	23.1	(3,310)
4	Parc 55 San Francisco – a Hilton Hotel	(2)	7	(128.1)	11	26	(56.8)	(18.2)	28.0	(4,620)
5	JW Marriott San Francisco Union Square	2	3	(30.8)	8	12	(29.9)	21.6	21.9	(30)
6	Hyatt Centric Fisherman's Wharf	1	2	(56.0)	6	8	(32.3)	17.4	26.8	(940)
7	Signia by Hilton Orlando Bonnet Creek	10	9	15.4	30	28	6.7	33.9	31.3	260
8	Waldorf Astoria Orlando	7	7	(1.5)	21	22	(4.4)	34.9	33.9	100
9	Hilton Orlando Lake Buena Vista	5	5	(6.2)	17	18	(6.9)	30.3	30.1	20
10	Hilton New Orleans Riverside	13	11	15.4	37	32	15.3	34.7	34.7	—
11	Hyatt Regency Boston	4	5	(18.9)	12	14	(10.7)	35.3	38.9	(360)
12	Hilton Boston Logan Airport	4	4	8.9	15	14	7.8	26.4	26.1	30
13	Boston Marriott Newton	2	3	(43.7)	7	9	(21.4)	20.8	29.0	(820)
14	New York Hilton Midtown	22	22	0.4	81	86	(5.8)	27.5	25.8	170
15	Hilton Santa Barbara Beachfront Resort	6	6	6.8	13	12	11.8	44.2	46.3	(210)
16	Hyatt Regency Mission Bay Spa and Marina	1	1	14.6	10	10	7.8	14.1	13.3	80
17	Hilton Checkers Los Angeles	—	1	(66.5)	3	4	(22.1)	13.1	30.4	(1,730)
18	Hilton Chicago	4	7	(44.4)	28	37	(22.7)	13.6	18.9	(530)
19	W Chicago – City Center	1	2	(57.3)	7	8	(16.0)	11.7	23.0	(1,130)
20	W Chicago – Lakeshore	—	1	(131.5)	6	9	(25.4)	(5.3)	12.6	(1,790)
21	Casa Marina Key West, Curio Collection	4	7	(47.9)	13	17	(22.0)	29.2	43.7	(1,450)
22	The Reach Key West, Curio Collection	3	—	2,608.6	7	2	249.7	37.2	(5.2)	4,240
23	Hilton Denver City Center	3	4	(38.1)	9	12	(20.1)	28.8	37.2	(840)
24	Royal Palm South Beach Miami	4	4	5.0	10	9	5.0	38.8	38.8	—
25	DoubleTree Hotel Washington DC – Crystal City	2	2	6.5	9	9	1.5	22.1	21.1	100
26	DoubleTree Hotel San Jose	1	4	(71.1)	7	13	(42.3)	14.4	28.8	(1,440)
27	Juniper Hotel Cupertino, Curio Collection	—	2	(71.6)	3	5	(32.4)	13.6	32.4	(1,880)
	Sub-total Core Hotels	$144	$182	(20.1)%	$536	$612	(11.9)%	26.9%	29.6%	(270)	bps

	All Other Hotels	$22	$32	(33.8)%	$108	$120	(13.2)%	20.5%	26.9%	(640)	bps
	Total Consolidated Portfolio	$166	$214	(22.2)%	$644	$732	(12.1)%	25.8%	29.2%	(340)	bps

(1) Calculated based on unrounded numbers.

33 |

Portfolio and Operating Metrics (continued)

Comparable Core Hotels: Full Year 2022 vs. Full Year 2019

	(unaudited)	Comparable ADR			Comparable Occupancy				Comparable RevPAR			Comparable Total RevPAR
		2022	2019	Change(1)	2022	2019	Change		2022	2019	Change(1)	2022	2019	Change(1)
	Core Hotels
1	Hilton Hawaiian Village Waikiki Beach Resort	$287.70	$266.49	8.0%	85.4%	93.0%	(7.6)%	pts	$245.79	$247.80	(0.8)%	$400.00	$398.46	0.4%
2	Hilton Waikoloa Village	344.82	235.60	46.4	75.8	81.2	(5.4)		261.40	191.41	36.6	585.60	393.60	48.8
3	Hilton San Francisco Union Square	228.58	279.55	(18.2)	48.2	89.3	(41.1)		110.07	249.39	(55.9)	160.33	350.97	(54.3)
4	Parc 55 San Francisco – a Hilton Hotel	221.89	279.67	(20.7)	34.3	90.2	(55.9)		76.05	252.17	(69.8)	88.99	288.18	(69.1)
5	JW Marriott San Francisco Union Square	288.73	353.56	(18.3)	69.7	93.8	(24.1)		201.17	331.52	(39.3)	274.65	411.90	(33.3)
6	Hyatt Centric Fisherman's Wharf	204.95	259.83	(21.1)	74.4	94.8	(20.4)		152.42	246.30	(38.1)	201.97	315.14	(35.9)
7	Signia by Hilton Orlando Bonnet Creek	214.11	185.28	15.6	63.1	78.0	(14.9)		135.06	144.45	(6.5)	305.07	332.51	(8.3)
8	Waldorf Astoria Orlando	383.38	285.47	34.3	60.7	79.3	(18.6)		232.61	226.40	2.7	423.42	432.16	(2.0)
9	Hilton Orlando Lake Buena Vista	180.94	162.84	11.1	65.8	81.1	(15.3)		119.07	132.03	(9.8)	207.33	237.10	(12.6)
10	Hilton New Orleans Riverside	203.56	190.50	6.9	61.7	72.5	(10.8)		125.64	138.20	(9.1)	216.87	239.57	(9.5)
11	Hyatt Regency Boston	250.22	246.20	1.6	74.2	94.3	(20.1)		185.61	232.13	(20.0)	241.25	298.85	(19.3)
12	Hilton Boston Logan Airport	226.80	238.78	(5.0)	89.1	85.7	3.4		202.12	204.61	(1.2)	256.51	263.64	(2.7)
13	Boston Marriott Newton	187.56	187.15	0.2	56.9	73.2	(16.3)		106.70	137.00	(22.1)	155.51	222.15	(30.0)
14	New York Hilton Midtown	311.69	279.35	11.6	65.7	90.9	(25.2)		204.67	253.88	(19.4)	316.09	413.98	(23.6)
15	Hilton Santa Barbara Beachfront Resort	361.12	275.53	31.1	78.3	83.0	(4.7)		282.73	228.79	23.6	426.16	369.90	15.2
16	Hyatt Regency Mission Bay Spa and Marina	294.87	182.76	61.3	61.6	78.5	(16.9)		181.61	143.47	26.6	309.03	269.32	14.7
17	Hilton Checkers Los Angeles	222.40	224.32	(0.9)	65.9	86.2	(20.3)		146.52	193.23	(24.2)	168.22	222.04	(24.2)
18	Hilton Chicago	209.92	194.13	8.1	52.5	75.4	(22.9)		110.15	146.31	(24.7)	189.12	256.16	(26.2)
19	W Chicago – City Center	290.39	252.85	14.8	50.2	71.8	(21.6)		145.87	181.65	(19.7)	177.24	229.49	(22.8)
20	W Chicago – Lakeshore	211.92	205.96	2.9	53.5	69.5	(16.0)		113.47	143.22	(20.8)	143.08	189.77	(24.6)
21	Casa Marina Key West, Curio Collection	543.63	387.40	40.3	72.2	83.2	(11.0)		392.46	322.43	21.7	568.28	510.27	11.4
22	The Reach Key West, Curio Collection	554.33	377.74	46.7	76.2	54.4	21.8		422.18	205.51	105.4	606.80	301.80	101.1
23	Hilton Denver City Center	181.48	175.20	3.6	66.2	85.3	(19.1)		120.10	149.46	(19.6)	178.58	223.84	(20.2)
24	Royal Palm South Beach Miami	276.70	205.59	34.6	78.6	93.0	(14.4)		217.55	191.21	13.8	284.24	264.17	7.6
25	DoubleTree Hotel Washington DC – Crystal City	154.88	163.65	(5.4)	69.0	72.7	(3.7)		106.88	118.93	(10.1)	144.71	163.61	(11.6)
26	DoubleTree Hotel San Jose	167.15	225.19	(25.8)	57.8	84.2	(26.4)		96.68	189.74	(49.0)	142.27	273.30	(47.9)
27	Juniper Hotel Cupertino, Curio Collection	203.59	249.63	(18.4)	64.4	82.8	(18.4)		131.02	206.56	(36.6)	151.85	246.25	(38.3)
	Sub-total Core Hotels	$257.77	$241.25	6.8%	64.8%	83.8%	(19.0)%	pts	$166.96	$202.09	(17.4)%	$265.12	$316.96	(16.4)%

	All Other Hotels	$179.16	$160.83	11.4%	67.8%	75.9%	(8.1)%	pts	$121.55	$122.09	(0.4)%	$173.95	$186.87	(6.9)%
	Total Consolidated Portfolio	$238.79	$224.18	6.5%	65.5%	82.0%	(16.5)%	pts	$156.38	$183.76	(14.9)%	$243.87	$287.14	(15.1)%

(1) Calculated based on unrounded numbers.

34 |

Portfolio and Operating Metrics (continued)

Comparable Core Hotels: Full Year 2022 vs. Full Year 2019

	(unaudited, dollars in millions)	Comparable Hotel Adjusted EBITDA			Comparable Hotel Revenue			Comparable Hotel Adjusted EBITDA Margin
		2022	2019	Change(1)	2022	2019	Change(1)	2022	2019	Change
	Core Hotels
1	Hilton Hawaiian Village Waikiki Beach Resort	$173	$163	6.3%	$418	$416	0.4%	41.5%	39.2%	230	bps
2	Hilton Waikoloa Village	54	50	8.1	138	160	(13.3)	39.0	31.3	770
3	Hilton San Francisco Union Square	(3)	72	(104.2)	112	246	(54.3)	(2.7)	29.1	(3,180)
4	Parc 55 San Francisco – a Hilton Hotel	(8)	34	(123.6)	33	108	(69.1)	(24.1)	31.4	(5,550)
5	JW Marriott San Francisco Union Square	5	14	(63.6)	34	52	(33.3)	14.5	26.6	(1,210)
6	Hyatt Centric Fisherman's Wharf	5	11	(59.7)	23	36	(35.9)	19.4	30.9	(1,150)
7	Signia by Hilton Orlando Bonnet Creek	37	42	(11.5)	112	122	(8.3)	33.1	34.3	(120)
8	Waldorf Astoria Orlando	25	24	5.6	78	79	(2.0)	32.1	29.8	230
9	Hilton Orlando Lake Buena Vista	19	22	(13.6)	62	70	(12.6)	30.2	30.5	(30)
10	Hilton New Orleans Riverside	45	54	(16.7)	128	142	(9.5)	35.0	38.0	(300)
11	Hyatt Regency Boston	16	22	(25.7)	44	55	(19.3)	37.2	40.4	(320)
12	Hilton Boston Logan Airport	16	16	(3.3)	57	58	(2.5)	27.8	28.0	(20)
13	Boston Marriott Newton	5	10	(47.5)	24	35	(30.0)	21.5	28.7	(720)
14	New York Hilton Midtown	22	47	(52.6)	217	284	(23.6)	10.2	16.5	(630)
15	Hilton Santa Barbara Beachfront Resort	27	22	22.9	56	49	15.2	48.7	45.7	300
16	Hyatt Regency Mission Bay Spa and Marina	12	8	42.2	49	43	15.0	24.4	19.7	470
17	Hilton Checkers Los Angeles	2	5	(57.5)	12	16	(24.2)	17.8	31.8	(1,400)
18	Hilton Chicago	12	28	(55.4)	107	144	(26.2)	11.6	19.2	(760)
19	W Chicago – City Center	2	8	(73.8)	26	34	(22.8)	8.2	24.1	(1,590)
20	W Chicago – Lakeshore	(1)	6	(121.1)	27	36	(24.6)	(4.9)	17.3	(2,220)
21	Casa Marina Key West, Curio Collection	26	23	11.9	65	58	11.4	39.6	39.4	20
22	The Reach Key West, Curio Collection	14	5	186.6	33	17	101.1	42.0	29.5	1,250
23	Hilton Denver City Center	13	20	(31.9)	40	50	(20.2)	33.4	39.1	(570)
24	Royal Palm South Beach Miami	16	14	12.3	41	38	7.6	39.6	37.9	170
25	DoubleTree Hotel Washington DC – Crystal City	8	8	1.5	33	37	(11.6)	25.4	22.1	330
26	DoubleTree Hotel San Jose	1	15	(91.6)	26	50	(47.9)	4.8	29.9	(2,510)
27	Juniper Hotel Cupertino, Curio Collection	3	7	(65.1)	12	20	(38.3)	20.2	35.7	(1,550)
	Sub-total Core Hotels	$546	$750	(27.1)%	$2,007	$2,455	(18.2)%	27.2%	30.5%	(330)	bps

	All Other Hotels	$80	$94	(15.6)%	$402	$430	(6.9)%	19.9%	22.0%	(210)	bps
	Total Consolidated Portfolio	$626	$844	(25.8)%	$2,409	$2,885	(16.5)%	26.0%	29.3%	(330)	bps

(1) Calculated based on unrounded numbers.

35 |

Properties Acquired and Sold

Hyatt Regency Boston Caribe Hilton W New Orleans - French Quarter

36 |

Properties Acquired and Sold

Properties Acquired

Hotel	Location	Room Count
2019 Acquisitions:

Chesapeake Lodging Trust Acquisition(1)
Hilton Denver City Center	Denver, CO	613
W Chicago – Lakeshore	Chicago, IL	520
Hyatt Regency Boston	Boston, MA	502
Hyatt Regency Mission Bay Spa and Marina	San Diego, CA	438
Boston Marriott Newton	Newton, MA	430
Le Meridien New Orleans(2)	New Orleans, LA	410
W Chicago – City Center	Chicago, IL	403
Royal Palm South Beach Miami, a Tribute Portfolio Resort	Miami Beach, FL	393
Le Meridien San Francisco(3)	San Francisco, CA	360
JW Marriott San Francisco Union Square	San Francisco, CA	344
Hyatt Centric Fisherman’s Wharf	San Francisco, CA	316
Hotel Indigo San Diego Gaslamp Quarter(4)	San Diego, CA	210
Courtyard Washington Capitol Hill/Navy Yard(4)	Washington, DC	204
Homewood Suites by Hilton Seattle Convention Center Pike Street(5)	Seattle, WA	195
Hilton Checkers Los Angeles	Los Angeles, CA	193
Ace Hotel Downtown Los Angeles(2)	Los Angeles, CA	182
Hotel Adagio, Autograph Collection(6)	San Francisco, CA	171
W New Orleans – French Quarter(7)	New Orleans, LA	97
		5,981

__________________________________________________________________________________

(1) Park’s acquisition by merger of Chesapeake Lodging Trust closed in September 2019 for total consideration of approximately $2.5 billion, including acquisition costs.
(2) Sold in December 2019.
(3) Sold in August 2021.
(4) Sold in June 2021. (5) Sold in June 2022.
(6) Sold in July 2021.
(7) Sold in April 2021.

37 |

Properties Acquired and Sold (continued)

Properties Sold

Hotel	Location	Month Sold	Room Count	Gross Proceeds
				(in millions)
2018 Sales:
Hilton Rotterdam	Rotterdam, Netherlands	January 2018	254	$62.2
Embassy Suites Portfolio – 3 Hotels	Domestic US	February 2018	676	95.8
UK Portfolio – 7 Hotels	United Kingdom	February 2018	1,334	188.5
Hilton Durban	Durban, South Africa	February 2018	328	32.5
Hilton Berlin(1)	Berlin, Germany	May 2018	601	140.0
2018 Total (13 Hotels)			3,193	$519.0

2019 Sales:
Pointe Hilton Squaw Peak Resort	Phoenix, Arizona	February 2019	563	$51.4
Hilton Nuremberg	Nuremberg, Germany	March 2019	152	17.5
Hilton Atlanta Airport	Atlanta, Georgia	June 2019	507	101.0
Hilton New Orleans Airport(2)	New Orleans, Louisiana	June 2019	317	48.0
Embassy Suites Parsippany(2)	Parsippany, New Jersey	June 2019	274	17.0
Conrad Dublin(3)	Dublin, Ireland	November 2019	192	61.0
Ace Hotel Downtown Los Angeles	Los Angeles, California	December 2019	182	117.0
Le Meridien New Orleans	New Orleans, Louisiana	December 2019	410	84.0
2019 Total (8 Hotels)			2,597	$496.9

2020 Sales:
Hilton São Paulo Morumbi	São Paulo, Brazil	February 2020	503	$117.5
Embassy Suites Washington DC Georgetown	Washington, D.C.	February 2020	197	90.4
2020 Total (2 Hotels)			700	$207.9

2021 Sales:
W New Orleans – French Quarter	New Orleans, Louisiana	April 2021	97	$24.1
Hotel Indigo San Diego Gaslamp Quarter(2)	San Diego, California	June 2021	210	78.0
Courtyard Washington Capitol Hill/Navy Yard(2)	Washington, District of Columbia	June 2021	204	71.0
Hotel Adagio, Autograph Collection	San Francisco, California	July 2021	171	82.0
Le Meridien San Francisco	San Francisco, California	August 2021	360	221.5
2021 Total (5 Hotels)			1,042	$476.6

__________________________________________________________________________________

(1) The unconsolidated hotel was sold for total gross proceeds of approximately $350 million, of which $140 million represents Park’s pro-rata share.
(2) Hotels were sold as a portfolio in the same transaction.
(3) The unconsolidated hotel was sold for total gross proceeds of approximately $128 million, of which $61 million represents Park’s pro-rata share.

38 |

Properties Acquired and Sold (continued)

Properties Sold (continued)

Hotel	Location	Month Sold	Room Count	Gross Proceeds
				(in millions)
2022 Sales:
Hampton Inn & Suites Memphis – Shady Grove	Memphis, Tennessee	April 2022	131	$11.5
Hilton Chicago/Oak Brook Suites	Chicago, Illinois	May 2022	211	10.3
Homewood Suites by Hilton Seattle Convention Center Pike Street	Seattle, Washington	June 2022	195	80.0
Hilton San Diego Bayfront(1)	San Diego, California	June 2022	1,190	157.0
Hilton Garden Inn Chicago/Oakbrook Terrace	Chicago, Illinois	July 2022	128	9.4
Hilton Garden Inn LAX/El Segundo	El Segundo, California	September 2022	162	37.5
DoubleTree Hotel Las Vegas Airport(2)	Las Vegas, Nevada	October 2022	190	11.2
2022 Total (7 Hotels)			2,207	$316.9

2023 Sales:
Hilton Miami Airport	Miami, Florida	February 2023	508	$118.3
2023 Total (1 Hotel)			508	$118.3

Grand Total(3) (36 Hotels)			10,247	$2,135.6

__________________________________________________________________________________

(1) Park sold its 25% interests in the joint ventures that own and operate this unconsolidated hotel for total gross proceeds of approximately $157 million, which were reduced by $55 million for
Park’s share of the mortgage debt.
(2) The unconsolidated hotel was sold for total gross proceeds of approximately $22 million, of which $11.2 million represents Park’s pro-rata share.
(3) To date, Park has sold its interest in 36 hotels. In addition, three other properties were subject to ground leases that either expired or were terminated by Park, and consequently turned over to the landlord.

39 |

In-Place Supplementary Financial Information

40 |

In-Place Supplementary Financial Information

Historical In-Place Hotel Metrics

	Three Months Ended				Full Year
(unaudited)	March 31,	June 30,	September 30,	December 31,	December 31,
	2022	2022	2022	2022	2022
In-Place RevPAR	$116.38	$173.63	$172.34	$163.07	$156.53
In-Place Occupancy	50.8%	70.6%	71.5%	67.3%	65.1%
In-Place ADR	$229.23	$246.01	$241.06	$242.13	$240.40

Total Revenues	$479	$695	$662	$665	$2,501
Operating income	$1	$119	$92	$84	$296
Operating income margin(1)	0.1%	17.1%	13.9%	12.6%	11.8%

In-Place Hotel Revenues (in millions)	$445	$658	$634	$633	$2,370
In-Place Hotel Adjusted EBITDA (in millions)	$83	$202	$165	$163	$613
In-Place Hotel Adjusted EBITDA margin(1)	18.7%	30.7%	26.0%	25.7%	25.9%

	Three Months Ended				Full Year
	March 31,	June 30,	September 30,	December 31,	December 31,
	2021	2021	2021	2021	2021
In-Place RevPAR	$40.90	$78.10	$106.16	$110.79	$84.24
In-Place Occupancy	25.6%	41.1%	50.6%	51.5%	42.3%
In-Place ADR	$160.04	$190.08	$210.04	$215.12	$199.31

Total Revenues	$165	$323	$423	$451	$1,362
Operating (loss) income	$(123)	$(44)	$(14)	$2	$(179)
Operating (loss) income margin(1)	(74.5)%	(13.5)%	(3.3)%	0.6%	(13.1)%

In-Place Hotel Revenues (in millions)	$145	$289	$391	$419	$1,244
In-Place Hotel Adjusted EBITDA (in millions)	$(33)	$39	$80	$81	$167
In-Place Hotel Adjusted EBITDA margin(1)	(22.3)%	13.4%	20.5%	19.2%	13.4%

	Three Months Ended				Full Year
	March 31,	June 30,	September 30,	December 31,	December 31,
	2019	2019	2019	2019	2019
In-Place RevPAR	$175.63	$194.18	$189.50	$179.82	$184.81
In-Place Occupancy	77.3%	85.6%	84.3%	80.4%	81.9%
In-Place ADR	$227.28	$226.89	$224.80	$223.45	$225.59

Total Revenues	$659	$703	$672	$810	$2,844
Operating income	$129	$111	$38	$148	$426
Operating income margin(1)	19.5%	15.8%	5.8%	18.2%	15.0%

In-Place Hotel Revenues (in millions)	$676	$744	$707	$723	$2,850
In-Place Hotel Adjusted EBITDA (in millions)	$188	$231	$203	$211	$833
In-Place Hotel Adjusted EBITDA margin(1)	27.8%	31.1%	28.7%	29.2%	29.3%

__________________________________________________________________________________ (1) Percentages are calculated based on unrounded numbers.

41 |

In-Place Supplementary Financial Information (continued)

Historical In-Place Hotel Adjusted EBITDA – Full Year 2022

	Three Months Ended				Full Year
(unaudited, in millions)	March 31,	June 30,	September 30,	December 31,	December 31,
	2022	2022	2022	2022	2022
Operating income	$1	$119	$92	$84	$296
Interest income	—	1	4	8	13
Interest expense	(62)	(62)	(61)	(62)	(247)
Equity in earnings from investments in affiliates	—	5	1	9	15
Other gain (loss), net	5	92	1	(2)	96
Income tax (expense) benefit	—	(1)	3	(1)	1
Net (loss) income	(56)	154	40	36	174
Depreciation and amortization expense	69	68	67	65	269
Interest income	—	(1)	(4)	(8)	(13)
Interest expense	62	62	61	62	247
Income tax expense	—	1	(3)	1	(1)
Interest expense, income tax and depreciation and amortization included in equity in earnings from investments in affiliates	1	4	2	2	9
EBITDA	76	288	163	158	685
Loss (gain) on sales of assets, net(1)	—	1	(14)	(9)	(22)
Gain on sale of investments in affiliates(2)	—	(92)	—	—	(92)
Share-based compensation expense	4	5	4	4	17
Casualty loss	—	1	3	2	6
Other items	2	4	2	4	12
Adjusted EBITDA	82	207	158	159	606
Less: Adjusted EBITDA from hotels disposed of	(6)	(6)	(2)	(3)	(17)
Less: Adjusted EBITDA from investments in affiliates disposed of	(2)	(4)	(2)	—	(8)
In-Place Adjusted EBITDA	74	197	154	156	581
Less: Adjusted EBITDA from investments in affiliates	(3)	(7)	(2)	(5)	(17)
Add: All other(3)	12	12	13	12	49
In-Place Hotel Adjusted EBITDA(4)	$83	$202	$165	$163	$613

(1)       For the three months and year ended December 31, 2022, includes a gain of $9 million on the sale of the DoubleTree Hotel Las Vegas Airport included in equity in earnings (losses) from investments in affiliates in the consolidated statements of operations.

(2) Included in other (loss) gain, net in the consolidated statements of operations.
(3) Includes other revenues and other expenses, non-income taxes on TRS leases included in other property-level expenses and corporate general and administrative expenses in the consolidated statements of operations.
(4) Includes the 42 consolidated hotels owned as of February 22, 2023.

42 |

In-Place Supplementary Financial Information (continued)

Historical In-Place Hotel Adjusted EBITDA – Full Year 2021

	Three Months Ended				Full Year
(unaudited, in millions)	March 31,	June 30,	September 30,	December 31,	December 31,
	2021	2021	2021	2021	2021
Operating (loss) income	$(123)	$(44)	$(14)	$2	$(179)
Interest income	—	—	—	1	1
Interest expense	(63)	(66)	(66)	(63)	(258)
Equity in losses from investments in affiliates	(4)	(2)	—	(1)	(7)
Other loss, net	—	(2)	(5)	—	(7)
Income tax (expense) benefit	(1)	—	3	(4)	(2)
Net loss	(191)	(114)	(82)	(65)	(452)
Depreciation and amortization expense	74	71	68	68	281
Interest income	—	—	—	(1)	(1)
Interest expense	63	66	66	63	258
Income tax expense (benefit)	1	—	(3)	4	2
Interest expense, income tax and depreciation and amortization included in equity in earnings from investments in affiliates	1	4	3	3	11
EBITDA	(52)	27	52	72	99
(Gain) loss on sales of assets, net	—	(6)	11	—	5
Share-based compensation expense	6	4	5	4	19
Impairment and casualty loss, net	—	5	2	2	9
Other items	(3)	3	7	3	10
Adjusted EBITDA	(49)	33	77	81	142
Less: Adjusted EBITDA from hotels disposed of	3	(3)	(4)	(6)	(10)
Less: Adjusted EBITDA from investments in affiliates disposed of	2	—	(2)	(1)	(1)
In-Place Adjusted EBITDA	(44)	30	71	74	131
Less: Adjusted EBITDA from investments in affiliates	—	(2)	(2)	(2)	(6)
Add: All other(1)	11	11	11	9	42
In-Place Hotel Adjusted EBITDA(2)	$(33)	$39	$80	$81	$167

______________________________________________________________________________________

(1)    Includes other revenues and other expenses, non-income taxes on TRS leases included in other property-level expenses and corporate general and administrative expenses in the consolidated statements of operations.
(2) Includes the 42 consolidated hotels owned as of February 22, 2023.

43 |

In-Place Supplementary Financial Information (continued)

Historical Comparable Hotel Adjusted EBITDA – Full Year 2019

	Three Months Ended				Full Year
(unaudited, in millions)	March 31,	June 30,	September 30,	December 31,	December 31,
	2019	2019	2019	2019	2019
Operating income	$129	$111	$38	$148	$426
Interest income	1	2	2	1	6
Interest expense	(32)	(33)	(33)	(42)	(140)
Equity in earnings (losses) from investments in affiliates	5	10	3	(4)	14
Other gain (loss), net	1	(1)	(1)	46	45
Income tax expense	(7)	(5)	—	(23)	(35)
Net income	97	84	9	126	316
Depreciation and amortization expense	62	61	61	80	264
Interest income	(1)	(2)	(2)	(1)	(6)
Interest expense	32	33	33	42	140
Income tax expense	7	5	—	23	35
Interest expense, income tax and depreciation and amortization included in equity in earnings from investments in affiliates	5	7	7	4	23
EBITDA	202	188	108	274	772
(Gain) loss on sales of assets, net	(31)	12	(1)	1	(19)
Gain on sale of investments in affiliates(1)	—	—	—	(44)	(44)
Acquisition costs	—	6	59	5	70
Severance expense	1	1	—	—	2
Share-based compensation expense	4	4	4	4	16
Casualty loss (gain) and impairment loss, net	—	—	8	(26)	(18)
Other items	—	(4)	2	9	7
Adjusted EBITDA	176	207	180	223	786
Add: Adjusted EBITDA from hotels acquired	37	53	39	—	129
Less: Adjusted EBITDA from hotels disposed of	(30)	(31)	(19)	(18)	(98)
Less: Adjusted EBITDA from investments in affiliates disposed of	(3)	(5)	(5)	(3)	(16)
In-Place Adjusted EBITDA(2)	180	224	195	202	801
Less: Adjusted EBITDA from investments in affiliates	(7)	(7)	(4)	(3)	(21)
Add: All other(3)	15	14	12	12	53
In-Place Hotel Adjusted EBITDA(4)	$188	$231	$203	$211	$833

______________________________________________________________________________________ (1) Included in other (loss) gain, net in the consolidated statements of operations.

(2)         Full year December 31, 2019 includes $15 million associated with 466 rooms at the Hilton Waikoloa Village that were transferred to Hilton Grand Vacations at the end of 2019, $6 million associated with business interruption proceeds related to the loss of income in prior years for the Hilton Caribe and a $6 million operating loss generated from Park’s laundry facilities that were closed in 2021.
Excluding these amounts, 2019 Comparable Adjusted EBITDA would have been $786 million.

(3)         Includes other revenues and other expenses, non-income taxes on TRS leases included in other property-level expenses and corporate general and administrative expenses in the consolidated statements of operations.

(4) Includes the 42 consolidated hotels owned as of February 22, 2023.

44 |

In-Place Supplementary Financial Information (continued)

Historical In-Place Hotel Revenues – 2022, 2021 and 2019

	Three Months Ended				Full Year
(unaudited, in millions)	March 31,	June 30,	September 30,	December 31,	December 31,
	2022	2022	2022	2022	2022
Total Revenues	$479	$695	$662	$665	$2,501
Less: Other revenue	(16)	(19)	(19)	(21)	(75)
Less: Revenues from hotels disposed of	(18)	(18)	(9)	(11)	(56)
In-Place Hotel Revenues	$445	$658	$634	$633	$2,370

	Three Months Ended				Full Year
	March 31,	June 30,	September 30,	December 31,	December 31,
	2021	2021	2021	2021	2021
Total Revenues	$165	$323	$423	$451	$1,362
Less: Other revenue	(8)	(12)	(15)	(16)	(51)
Less: Revenues from hotels disposed of	(12)	(22)	(17)	(16)	(67)
In-Place Hotel Revenues	$145	$289	$391	$419	$1,244

	Three Months Ended				Full Year
	March 31,	June 30,	September 30,	December 31,	December 31,
	2019	2019	2019	2019	2019
Total Revenues	$659	$703	$672	$810	$2,844
Less: Other revenue	(18)	(19)	(22)	(18)	(77)
Add: Revenues from hotels acquired	130	151	125	—	406
Less: Revenues from hotels disposed of	(95)	(91)	(68)	(69)	(323)
In-Place Hotel Revenues	$676	$744	$707	$723	$2,850

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Liquidity and Capital Structure

Debt Summary Casa Marina, a Waldorf Astoria Resort Hilton Orlando Bonnet Creek New York Hilton Midtown

asa Marina, a Waldorf Astoria Resort Hilton Orlando Bonnet Creek New York Hilton Midtown

46 |

Liquidity and Capital Structure

Fixed and Variable Rate Debt

(unaudited, dollars in millions)
Debt	Collateral	Interest Rate	Maturity Date	As of December 31, 2022
Fixed Rate Debt
Mortgage loan	Hilton Denver City Center	4.90%	June 2023(1)	$56
Mortgage loan	W Chicago – City Center	4.25%	August 2023	75
Mortgage loan	Hilton San Francisco Union Square, Parc 55 San Francisco – a Hilton Hotel	4.11%	November 2023	725
Mortgage loan	Hyatt Regency Boston	4.25%	July 2026	132
Mortgage loan	DoubleTree Hotel Spokane City Center	3.62%	July 2026	14
Mortgage loan	Hilton Hawaiian Village Beach Resort	4.20%	November 2026	1,275
Mortgage loan	Hilton Santa Barbara Beachfront Resort	4.17%	December 2026	162
Mortgage loan	DoubleTree Hotel Ontario Airport	5.37%	May 2027	30
2025 Senior Notes		7.50%	June 2025	650
2028 Senior Notes		5.88%	October 2028	725
2029 Senior Notes		4.88%	May 2029	750
Total Fixed Rate Debt		5.04%(2)		4,594

Variable Rate Debt
Revolver(3)	Unsecured	SOFR + 2.10%	December 2026	50
Total Variable Rate Debt		6.22%(2)		50

Add: unamortized premium				3
Less: unamortized deferred financing costs and discount				(30)
Total Debt(4)		5.06%(2)		$4,617

(1) The loan matures in August 2042 but is callable by the lender with six months of notice. As of December 31, 2022, Park had not received notice from the lender.
(2) Calculated on a weighted average basis.
(3) In December 2022, Park amended and restated the revolving credit facility (“Revolver”) which extended its maturity date to December 2026 and increased aggregate commitments from $901 million to $950 million, of which $50 million, together with cash on hand, was used to fully repay the remaining $78 million outstanding on its sole remaining corporate term loan. In February 2023,
Park fully repaid the outstanding balance under the Revolver. Park has approximately $950 million of available capacity under the Revolver.
(4) Excludes $169 million of Park’s share of debt of its unconsolidated joint ventures.

47 |

Liquidity and Capital Structure (continued)

Revolver Amendment and Restatement

•
Park amended and restated its Revolver in December 2022 to:
▪
increase aggregate commitments from $901 million to $950 million, which can be increased by up to $500 million with lender approval;
▪
extend the maturity date to December 1, 2026 with the ability to extend its maturity by one year as a (i) one-year extension or (ii) two six-month extensions;
▪
release all collateral securing the Revolver and senior notes consisting of pledges of equity interests in Park-affiliated entities owning certain unencumbered properties;
▪
adjust certain financial covenants to revised levels through the end of the first quarter of 2024 allowing Park to conduct share repurchases, subject to compliance with the financial covenants; and
▪
accrue interest at an adjusted secured overnight financing rate (“SOFR”) rate plus a margin ranging from 1.45% to 2.75% depending on a ratio of Park’s adjusted total indebtedness to consolidated EBITDA, as defined in the agreement.

48 |

Definitions

Definitions Hilton Orlando Bonnet Creek Hilton Denver City Center W Chicago –City Center

Hilton Orlando Bonnet Creek Hilton Denver City Center W Chicago - City Center

49 |

Definitions

Comparable Hotels

The Company presents certain data for its consolidated hotels on a Comparable hotel basis as supplemental information for investors: Comparable Hotel Revenues, Comparable RevPAR, Comparable Total RevPAR, Comparable Occupancy, Comparable ADR, Comparable Adjusted EBITDA, Comparable Hotel Adjusted EBITDA and Comparable Hotel Adjusted EBITDA Margin. The Company presents Comparable hotel results to help the Company and its investors evaluate the ongoing operating performance of its hotels. The Company’s Comparable metrics exclude results from property dispositions that have occurred through December 31, 2022 and include results from property acquisitions as though such acquisitions occurred on the earliest period presented.

In-Place Hotels

The Company presents certain data for its consolidated hotels on an In-Place hotel basis as supplemental information for investors: In-Place Hotel Revenues, In-Place RevPAR, In-Place Total RevPAR, In-Place Occupancy, In-Place ADR, In-Place Adjusted EBITDA, In-Place Hotel Adjusted EBITDA, In-Place Hotel Adjusted EBITDA Margin and Net debt to In-Place Adjusted EBITDA ratio. The Company presents In-Place hotel results to help the Company and its investors evaluate the ongoing operating performance of its hotels. The Company’s In-Place metrics exclude results from property dispositions that have occurred through February 22, 2023 and include results from property acquisitions as though such acquisitions occurred on the earliest period presented.

EBITDA, Adjusted EBITDA, Hotel Adjusted EBITDA and Hotel Adjusted EBITDA Margin

Earnings (loss) before interest expense, taxes and depreciation and amortization (“EBITDA”), presented herein, reflects net income (loss) excluding depreciation and amortization, interest income, interest expense, income taxes and interest expense, income tax and depreciation and amortization included in equity in earnings (losses) from investments in affiliates.

Adjusted EBITDA, presented herein, is calculated as EBITDA, as previously defined, further adjusted to exclude the following items that are not reflective of Park's ongoing operating performance or incurred in the normal course of business, and thus, excluded in management's analysis in making day-to-day operating decisions and evaluations of Park's operating performance against other companies within its industry:

• Gains or losses on sales of assets for both consolidated and unconsolidated investments;

• Costs associated with hotel acquisitions or dispositions expensed during the period;

• Severance expense;

• Share-based compensation expense;

• Impairment losses and casualty gains or losses; and

• Other items that management believes are not representative of the Company’s current or future operating performance.

50 |

Definitions (continued)

Hotel Adjusted EBITDA measures hotel-level results before debt service, depreciation and corporate expenses of the Company’s consolidated hotels, which excludes hotels owned by unconsolidated affiliates, and is a key measure of the Company’s profitability. The Company presents Hotel Adjusted EBITDA to help the Company and its investors evaluate the ongoing operating performance of the Company’s consolidated hotels.

Hotel Adjusted EBITDA margin is calculated as Hotel Adjusted EBITDA divided by total hotel revenue.

EBITDA, Adjusted EBITDA, Hotel Adjusted EBITDA and Hotel Adjusted EBITDA margin are not recognized terms under United States (“U.S.”) GAAP and should not be considered as alternatives to net income (loss) or other measures of financial performance or liquidity derived in accordance with U.S. GAAP. In addition, the Company’s definitions of EBITDA, Adjusted EBITDA, Hotel Adjusted EBITDA and Hotel Adjusted EBITDA margin may not be comparable to similarly titled measures of other companies.

The Company believes that EBITDA, Adjusted EBITDA, Hotel Adjusted EBITDA and Hotel Adjusted EBITDA margin provide useful information to investors about the Company and its financial condition and results of operations for the following reasons: (i) EBITDA, Adjusted EBITDA, Hotel Adjusted EBITDA and Hotel Adjusted EBITDA margin are among the measures used by the Company’s management team to make day-to-day operating decisions and evaluate its operating performance between periods and between REITs by removing the effect of its capital structure (primarily interest expense) and asset base (primarily depreciation and amortization) from its operating results; and (ii) EBITDA, Adjusted EBITDA, Hotel Adjusted EBITDA and Hotel Adjusted EBITDA margin are frequently used by securities analysts, investors and other interested parties as a common performance measure to compare results or estimate valuations across companies in the industry.

EBITDA, Adjusted EBITDA, Hotel Adjusted EBITDA and Hotel Adjusted EBITDA margin have limitations as analytical tools and should not be considered either in isolation or as a substitute for net income (loss) or other methods of analyzing the Company’s operating performance and results as reported under U.S. GAAP. Because of these limitations, EBITDA, Adjusted EBITDA, Hotel Adjusted EBITDA and Hotel Adjusted EBITDA margin should not be considered as discretionary cash available to the Company to reinvest in the growth of its business or as measures of cash that will be available to the Company to meet its obligations.

Nareit FFO attributable to stockholders, Adjusted FFO attributable to stockholders, Nareit FFO per share – Diluted and Adjusted FFO per share – Diluted

Nareit FFO attributable to stockholders and Nareit FFO per diluted share (defined as set forth below) are presented herein as non-GAAP measures of the Company’s performance. The Company calculates funds from (used in) operations (“FFO”) attributable to stockholders for a given operating period in accordance with standards established by the National Association of Real Estate Investment Trusts (“Nareit”), as net income (loss) attributable to stockholders (calculated in accordance with U.S. GAAP), excluding depreciation and amortization, gains or losses on sales of assets, impairment, and the cumulative effect of changes in accounting principles, plus adjustments for unconsolidated joint ventures. Adjustments for unconsolidated joint ventures are calculated to reflect the Company’s pro rata share of the FFO of those entities on the same basis. As noted by Nareit in its December 2018 “Nareit Funds from Operations White Paper – 2018 Restatement,” since real estate values historically have risen or fallen with market conditions, many industry investors have considered presentation of operating results for real estate companies that use historical cost accounting to be insufficient by themselves.

51 |

Definitions (continued)

For these reasons, Nareit adopted the FFO metric in order to promote an industry-wide measure of REIT operating performance. The Company believes Nareit FFO provides useful information to investors regarding its operating performance and can facilitate comparisons of operating performance between periods and between REITs. The Company’s presentation may not be comparable to FFO reported by other REITs that do not define the terms in accordance with the current Nareit definition, or that interpret the current Nareit definition differently. The Company calculates Nareit FFO per diluted share as Nareit FFO divided by the number of fully diluted shares outstanding during a given operating period. The Company also presents Adjusted FFO attributable to stockholders and Adjusted FFO per diluted share when evaluating its performance because management believes that the exclusion of certain additional items described below provides useful supplemental information to investors regarding the Company’s ongoing operating performance. Management historically has made the adjustments detailed below in evaluating its performance and in its annual budget process. Management believes that the presentation of Adjusted FFO provides useful supplemental information that is beneficial to an investor’s complete understanding of operating performance. The Company adjusts Nareit FFO attributable to stockholders for the following items, which may occur in any period, and refers to this measure as Adjusted FFO attributable to stockholders:

• Costs associated with hotel acquisitions or dispositions expensed during the period;

• Severance expense;

• Share-based compensation expense;

• Casualty gains or losses; and

• Other items that management believes are not representative of the Company’s current or future operating performance.

Net Debt

Net debt, presented herein, is a non-GAAP financial measure that the Company uses to evaluate its financial leverage. Net debt is calculated as (i) long-term debt, including current maturities and excluding unamortized deferred financing costs; and (ii) the Company’s share of investments in affiliate debt, excluding unamortized deferred financing costs; reduced by (a) cash and cash equivalents; and (b) restricted cash and cash equivalents.

The Company believes Net debt provides useful information about its indebtedness to investors as it is frequently used by securities analysts, investors and other interested parties to compare the indebtedness of companies. Net debt should not be considered as a substitute to debt presented in accordance with U.S. GAAP. Net debt may not be comparable to a similarly titled measure of other companies.

Net Debt to Adjusted EBITDA Ratio

Net debt to Adjusted EBITDA ratio, presented herein, is a non-GAAP financial measure and is included as it is frequently used by securities analysts, investors and other interested parties to compare the financial condition of companies. Net debt to Adjusted EBITDA ratio should not be considered as an alternative to measures of financial condition derived in accordance with U.S. GAAP and it may not be comparable to a similarly titled measure of other companies.

52 |

Definitions (continued)

Occupancy

Occupancy represents the total number of room nights sold divided by the total number of room nights available at a hotel or group of hotels. Room nights available to guests have not been adjusted for the period of suspended or reduced operations at certain of the Company's hotels as a result of COVID-19. Occupancy measures the utilization of the Company’s hotels’ available capacity. Management uses Occupancy to gauge demand at a specific hotel or group of hotels in a given period. Occupancy levels also help management determine achievable Average Daily Rate (“ADR”) levels as demand for hotel rooms increases or decreases.

Average Daily Rate

ADR (or rate) represents rooms revenue divided by total number of room nights sold in a given period. ADR measures average room price attained by a hotel and ADR trends provide useful information concerning the pricing environment and the nature of the customer base of a hotel or group of hotels. ADR is a commonly used performance measure in the hotel industry, and management uses ADR to assess pricing levels that the Company is able to generate by type of customer, as changes in rates have a more pronounced effect on overall revenues and incremental profitability than changes in Occupancy, as described above.

Revenue per Available Room

Revenue per Available Room (“RevPAR”) represents rooms revenue divided by the total number of room nights available to guests for a given period. Room nights available to guests have not been adjusted for the period of suspended or reduced operations at certain of the Company's hotels as a result of COVID-19. Management considers RevPAR to be a meaningful indicator of the Company’s performance as it provides a metric correlated to two primary and key factors of operations at a hotel or group of hotels: Occupancy and ADR. RevPAR is also a useful indicator in measuring performance over comparable periods.

Total RevPAR

Total RevPAR represents rooms, food and beverage and other hotel revenues divided by the total number of room nights available to guests for a given period. Room nights available to guests have not been adjusted for the period of suspended or reduced operations at certain of the Company's hotels as a result of COVID-19. Management considers Total RevPAR to be a meaningful indicator of the Company’s performance as approximately one-third of revenues are earned from food and beverage and other hotel revenues. Total RevPAR is also a useful indicator in measuring performance over comparable periods.

53 |

Analyst Coverage

Analyst	Company	Phone	Email
Dany Asad	Bank of America	(646) 855-5238	dany.asad@bofa.com
Anthony Powell	Barclays	(212) 526-8768	anthony.powell@barclays.com
Ari Klein	BMO Capital Markets	(212) 885-4103	ari.klein@bmo.com
Stephen Grambling	Morgan Stanley	(212) 761-1010	stephen.grambling@morganstanley.com
Smedes Rose	Citi Research	(212) 816-6243	smedes.rose@citi.com
Floris Van Dijkum	Compass Point	(646) 757-2621	fvandijkum@compasspointllc.com
Chris Woronka	Deutsche Bank	(212) 250-9376	chris.woronka@db.com
Duane Pfennigwerth	Evercore ISI	(212) 497-0817	duane.pfennigwerth@evercoreisi.com
Christopher Darling	Green Street	(949) 640-8780	cdarling@greenstreet.com
David Katz	Jefferies	(212) 323-3355	dkatz@jefferies.com
Joe Greff	JP Morgan	(212) 622-0548	joseph.greff@jpmorgan.com
Bill Crow	Raymond James	(727) 567-2594	bill.crow@raymondjames.com
Rich Anderson	SMBC Nikko Securities	(646) 521-2351	randerson@smbcnikko-si.com
Patrick Scholes	Truist Securities	(212) 319-3915	patrick.scholes@research.Truist.com
Robin Farley	UBS	(212) 713-2060	robin.farley@ubs.com
Dori Kesten	Wells Fargo	(617) 603-4262	dori.kesten@wellsfargo.com

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